                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                                Table of Contents

                                                                            Page
                                                                            ----
                              Section I - Overview


Company Information                                                            2

Quarterly Highlights                                                           3

Portfolio Snapshot                                                             4

Organizational Chart                                                           5

Executive Management Team                                                      6

                       Section II - Net Asset Valuation(1)

Net Asset Value Summary                                                        7

Net Asset Value Calculation                                                    8

                       Section III - Financial Information

Market Capitalization                                                          9

Shareholder Information                                                       10

Operating Statements - Including Joint Venture Activity                       11

Operating Statements - by Segment (Retail & Multi-Family)                     12

Net Operating Income - Same Property Performance                              13

Funds from Operations                                                         14


                                                                            Page
                                                                            ----


 Balance Sheets                                                               15

 Selected Operating Ratios                                                    16

 Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries                 17

 Debt Maturity Schedule                                                       19

 Unencumbered Properties                                                      20

                       Section IV - Portfolio information

 Portfolio Overview  - By Region and Property Type                            21

 Commercial Properties by Region - Summary                                    22

 Commercial Properties by Region - Detail                                     23

 Top 25 Tenants                                                               27

 Anchor Tenant Summary                                                        28

 Lease Expirations                                                            36

 Residential Properties                                                       40

 Properties under Redevelopment                                               41

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2000. NAV is computed at the end of each year and will be updated during the year only if a significant change in any of the determinants of NAV occurs.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Annual Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                               Company Information

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (the "Operating Partnership") which was 81% controlled by Acadia as of March 31, 2001.

As of March 31, 2001, Acadia owns or has an ownership interest in fifty-seven properties, consisting of fifty neighborhood and community shopping centers, one enclosed mall, one mixed-use property (a retail/residential property) and five multi-family properties, all located in the Eastern and Midwestern regions of the United States. Four of the above shopping centers are currently under redevelopment.

Corporate Headquarters        20 Soundview Marketplace              Research Coverage            Credit Suisse First Boston
                              Port Washington, NY 11050-2221                                     Larry Raiman
                                                                                                 (212) 892-2380
New York Stock Exchange       Symbol AKR

Web Site                      www.acadiarealty.com                  Investor Relations           Jon Grisham
                                                                                                 Vice President
                                                                                                 (516) 767-7550
                                                                                                 jgrisham@acadiarealty.com

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                                   Highlights

o FFO for the quarter ended March 31, 2001 was $7.1 million, or $0.20 per share (both basic and fully diluted), compared with $7.6 million, or $0.21 per share, for the quarter ended March 31, 2000. Net income for the first quarter 2001 was $1.6 million, or $0.06 per share, compared with $1.9 million, or $0.07 per share for first quarter 2000.

o Overall portfolio occupancy (including the Company's joint venture property) increased 60 basis points to 90.3% for the first quarter 2001, compared to 89.7% for year-end 2000.

o Significant leasing and redevelopment accomplishments during the quarter included Home Depot taking over 105,000 square feet which was formerly occupied by Bradlees at the Crescent Plaza located in Brockton, Massachusetts. Upon opening, Home Depot will join the existing anchors, a Shaws supermarket and CVS drugstore at the center, resulting in a 99% occupancy rate at the shopping center.

o Since the inception of the program in June 1999, Acadia has repurchased a total of 1.8 million shares for $10.1 million. As previously announced, the Company is authorized to repurchase up to a total of $20 million of its currently outstanding common shares on the open market. The program may be discontinued or extended at any time and there is no assurance that the Company will purchase the full amount authorized.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001


                               Portfolio Snapshot


Dayton, OH
Wilkes-Barre, PA                        [MAP OMITTED]
Woonsocket, RI

Headquarters - New York

Columbia, SC
Headquarters
Regional Offices
Retail Properties
Multi -Family Properties


-------------------------------------------------
 52 retail and 5 multi-family properties

 Approximately 10.7 million square feet of GLA

 19 Eastern and Midwestern states represented
-------------------------------------------------

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                                 Management Team

                                                            Ross Dworman
                                                              Chairman
                                                                 |
                                                                 |
                                                        Kenneth F. Bernstein
                                                    Chief Executive Officer and
                                                             President
                                                                 |
                                                                 |
                                                                 |
                                                                 |
         -----------------------------------------------------------------------------------------------------------------------
         |                         |                                     |                                          |
         |                         |                                     |                                          |
     Acquisitions            Retail Leasing                            Retail                               Construction and
         |                         |                                  Management                               Development
         |                         |                                                                                |
    Joel Braun             Timothy J. Bruce                      Joseph Napolitano                           Joseph W. Hogan
Sr. VP, Acquisitions   Sr. VP, Dir. of Leasing                  Sr. VP, Retail Mgt.                  Sr. VP, Dir. of Construction
                          and Redevelopment                              |                                          |
                                   |                                     |                                          |
                                   |                                     |                                          |
           -------------------------------------             ------------------------------------                   |
           |                       |           |             |                                  |                   |
           |                       |           |             |                                  |                   |
           |                       |           |             |                                  |                   |
   Gerard Thibodeaux        Joseph Povinelli   |      Robert Scholem                            |           Ronald Johnston
VP, Southeast Leasing          VP, Leasing     |     VP, Property Mgt.--                        |           VP, Construction
                                   |           |                        |                       |                   |
           ---------------------------         |                        |                       |             Construction
           |                         |         |                        |                       |              Supervisors
     Richard Brock         Daniel Evangelista  |     David Bourgery     |   Kathleen Covert     |             2 Individuals
    Sr. Leasing Rep.        Sr. Leasing Rep.   |   Regional Prop. Mgr.--   Regional Prop. Mgr.--
           |                         |         |                        |                       |
           |                         |         |                        |                       |
           |                         |         |                        |                       |
     Harry Harmon           Karalynn Maurer    |     Peter Crumback     |     Julia Namutka     |
     Leasing Rep.            Leasing Rep.      |   Regional Prop. Mgr.--   Regional Prop. Mgr.--
                                               |                        |                       |
                                               |                        |                       |
                                               |                        |                       |
                            Edward Cartas      |     Thomas Donohue     | Onsite Property Mgrs. |
                                  CAD        --    Regional Prop. Mgr.--      2 Individuals   --


[RESTUBBED]

       ------------------------------------------------------------------------
       |                   |                                                  |
       |                   |                                                  |
       |                   |                                                  |
       |                   |                                                  |
   Residential                                                          Finance and
   Management            Legal                                        Asset Management
       |                   |                                                  |
       |                   |                                                  |
       |             Robert Masters                                      Perry Kamerman
       |        Sr. VP, General Counsel           -------------------Sr. VP, Chief Financial
       |                   |                      |                        Officer
       |                   |                      |                           |
       |                   |                      |           ---------------------------------------------------------------
       |                   |                      |           |                       |                  |                  |
  Greg Sauter         Carol Smrek                 |    Arnold Wachsberger        Maggie Hul        Jon Grisham              |
VP, Residential Mgt.  VP & Counsel                |      VP, Finance          VP, Controller        VP, Dir. of             |
       |                   |                      |                                   |         Financial Reporting         |
 On-site Property          |                      |                                   |                  |                  |
    Managers               |                      |                                   |                  |                  |
                      Karen Yamrus          Joseph Ginex                      Richard Hartmann           |            Mardi Cezveci
                Asst. VP, Sr. Paralegal      Associate                      Assistant Controller         |          Mgmt Information
                           |                                                          |                  |                Systems
                           |                                                          |                  |
                      Paralegals                                                      |                  |
                     2 Individuals                                                    |                  |
                                                                                 Accountants     Senior Lease Admin.
                                                                                4 Individuals       2 Individuals



                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                          Executive Management Team

Ross Dworman               Chairman of the Board           Mr. Dworman assists with long-term strategic planning for the Company.
                                                           Mr. Dworman was President and Chief Executive Officer of RD Capital,
                                                           Inc. from 1987 until the merger of RD Capital with Mark Centers Trust in
                                                           August of 1998, forming Acadia Realty Trust. From 1984 to 1987, Mr.
                                                           Dworman was an associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until
                                                           1984, he was a Financial Analyst for Salomon, Inc. Mr. Dworman received his Bachelor of Arts Degree from the University of Pennsylvania.


Kenneth F. Bernstein    Chief Executive Officer and        Mr. Bernstein is responsible for strategic planning as well as
                                 President                 overseeing all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming
                                                           Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies,
                                                           Acadia Management Company LLC and Sound View Management LLC. Prior to
                                                           joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris
                                                           Doctorate from Boston University School of Law.

Joel Braun                 Senior Vice President,          Mr. Braun is responsible for the sourcing and financial analysis of
                                Acquisitions               acquisition properties for Acadia. Previously, Mr. Braun was Director of
                                                           Acquisitions and Finance for Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr.
                                                           Braun was instrumental in the initiation and formation of Kranzco Realty
                                                           Trust, a publicly traded REIT. Mr. Braun holds a Bachelor's in Business
                                                           Administration from Boston University and a Master's Degree in Planning from John Hopkins University.

Timothy J. Bruce           Senior Vice President,          Mr. Bruce joined Acadia Realty Trust in December 1998 as Senior Vice
                            Director of Leasing            President, Director of Leasing. Mr. Bruce has more than 14 years of redevelopment and leasing experience. From April 1996 until joining
                                                           Acadia Realty in December 1998, Mr. Bruce served as Vice President of the Strip Center Leasing Department at Pennsylvania Real Estate Trust
                                                           where he was responsible for coordinating all leasing activity for the
                                                           4.5 million square foot strip center portfolio. From 1985 to 1996, Mr.
                                                           Bruce was with Equity Properties and Development, L.P. as Senior Vice
                                                           President, Real Estate, his responsibilities included the management of the day-to-day activities of the Real Estate, Construction, and Merchant
                                                           Coordination Departments. Mr. Bruce received a Bachelor of Arts Degree from the University of Illinois at Chicago School of Architecture and a
                                                           Masters of Management from the J. L. Kellogg Graduate School of Business at Northwestern University.

Joseph Hogan               Senior Vice President,          Most recently, Mr. Hogan served as Vice President with Kimco Realty
                          Director of Construction         Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with Konover Construction
                                                           Company, a subsidiary of Konover & Associates located in West Hartford,
                                                           Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.

Perry Kamerman             Senior Vice President,          Mr. Kamerman oversees all the financial activities and asset management
                          Chief Financial Officer          functions. Previously, he was the Chief Financial Officer of RD Capital,
                                                           Inc. and its affiliates from 1995 until the merger of RD Capital with
                                                           Mark Centers Trust in August of 1998, forming Acadia Realty Trust. From
                                                           1984 to 1994, Mr. Kamerman served as the Controller and the Director of
                                                           Asset Management for the American Continental Properties Group, an
                                                           international real estate investment and development firm whose assets exceeded $1 billion. Prior to this, he was an audit manager at E&Y
                                                           Kenneth Leventhal Real Estate Group. Mr. Kamerman is a Certified Public
                                                           Accountant and received a Bachelor of Science in Accounting from the
                                                           City University of New York in 1977.

Robert Masters, Esq.       Senior Vice President,          Prior to joining Acadia in December 1994, Mr. Masters was General
                              General Counsel,             Counsel for API Asset Management for over five years, Senior Vice
                            Corporate Secretary            President Deputy General Counsel for European American Bank from 1985 to
                                                           1990, and Vice President and Counsel for National Westminster Bank from
                                                           1977 to 1985. Mr. Masters received his Bachelor of Arts from the City
                                                           University of New York and a J.D. from New York University Law School.
                                                           Mr. Masters is also a member of the New York Bar.

Joseph M. Napolitano,      Senior Vice President,          Mr. Napolitano is responsible for overseeing the retail property
CPM                          Director of Retail            management department for Acadia Realty Trust. Prior to joining Acadia
                            Property Management            in 1995, Mr. Napolitano was employed by Rosen Associates Management
                                                           Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property
                                                           Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business Administration from Adelphi University, Garden City, NY; and is a Certified Property
                                                           Manager by the Institute of Property Management (IREM). Mr. Napolitano
                                                           is also a member of the New York State Association of Realtors (NYSAR)
                                                           International Council of Shopping Center (ICSC), Commercial Investment
                                                           Real Estate Institute (CIREI), and the Building Owners and Managers
                                                           Institute (BOMI).

                                                                          [LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2000


                             PORTFOLIO BREAKDOWN AND
                        NET ASSET VALUE ('NAV') ANALYSIS

                                                                        Private Basis
                                Number of                                 Composite
                                Properties       % of GLA             Cap Rate Range(B)         % of GAV     % of NAV     % of Debt
                                ----------       --------             ----------------          --------     --------     ---------
Core Retail Portfolio

Stabilized                          26              46%          9.50%        to     10.50%        63%          65%          62%

Redevelopments(C)                    4              5%            n/a         --      n/a          7%           12%          2%
                                ----------------------------  -------------       ------------ -----------  -----------  -----------

   Total Core Portfolio             30              51%          9.50%        to     10.50%        70%          77%          64%
                                ----------------------------  -------------       ------------ -----------  -----------  -----------


Non-Core Portfolio

Retail                              22              30%          12.00%       to     13.00%        14%          11%          16%

Residential                          5              19%          8.50%        to     9.50%         16%          12%          20%
                                ----------------------------  -------------       ------------ -----------  -----------  -----------

   Total Non-Core Portfolio(A)      27              49%          10.00%       to     11.00%        30%          23%          36%
                                ----------------------------  -------------       ------------ -----------  -----------  -----------

Total Portfolio                     57             100%          9.75%        to     10.75%       100%         100%         100%
                                ============================  =============       ============ =========== ============ ============

Equivalent Public Basis                                          10.76%       to     11.87%
                                                              =============       ============

Notes:

(A) The Company's core portfolio ("Core Portfolio") is comprised of 26 stabilized and four redevelopment retail properties located in the Northeast, Midwest and Mid-Atlantic regions. The remaining 22 retail and five multi-family assets are considered non-core ("Non-Core Portfolio') and are either currently being marketed or are slated for future disposition.

(B) Private capitalization rates are based on private-basis NOI's. Private-basis NOI's are equal to public-basis NOI's less: (1) straight-line rents, (2) structural reserves of $0.15 per square foot for retail properties and $300 per unit reserve for residential properties and (3) 4% imputed management fees on effective rents. The above capitalization rates are based on those currently in place and are subject to future changes.

(C) Redevelopment properties (reference page 41) are valued at 110% of net book value.

Reference page 8 for additional notes related to portfolio valuation.

                                                                          [LOGO]
                         ANNUAL SUPPLEMENTAL DISCLOSURE
                              DECEMBER 31, 2000(1)

                       Net Asset Value ('NAV') Calculation
                       -----------------------------------
                             (amounts in thousands)

                                                                                                              All
                                                                                         Notes             Properties
                                                                                         -----             ----------
                                                                Number of Properties                           57

Net Operating income ("NOI") for the quarter ended December 31, 2000 ("Quarterly NOI"):

    Consolidated Properties                                                                (2)             $ 15,476
    Unconsolidated Joint Ventures                                                          (2)                  686
                                                                                                           --------
                                            Total Quarterly NOI                                              16,162

Less adjustments to Quarterly NOI:
  (a) Current quarter disposition                                                                              (926)
  (b) Redevelopment properties                                                                                 (512)
  (c) Other adjustments to quarterly NOI                                                                       (574)
                                                                                                           --------

Adjusted quarterly  NOI                                                                                      14,150
                                                                                                                x 4
                                                                                                           --------
PUBLIC BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and redevelopments)        (4,7)               56,600

Structural reserves                                                                        (3)               (1,872)
Imputed management fees (4%)                                                                                 (3,447)
                                                                                                           --------


PRIVATE BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and redevelopments)                         $ 51,281
                                                                                                           ========




CAP RATE RANGES USED FOR VALUATION (Excluding Redevelopments):                             (5)
   Private Basis                                                                                  10.75%                    9.75%
   Equivalent Public Basis                                                                        11.87%                   10.76%
                                                                                                  -----                    -----

Gross market value of real estate (excluding redevelopments)                                     477,033                  525,959
Redevelopment properties                                                                   (6)    35,000                   35,000
Value of other net assets                                                                  (8)    21,186                   21,186
                                                                                               ---------                ---------

GROSS MARKET VALUE OF ASSETS                                                                     533,219                  582,145

Mortgage debt - Consolidated properties                                                         (277,113)                (277,113)
              - Unconsolidated Joint Ventures                                                    (16,974)                 (16,974)

Preferred equity and Minority interest in majority owned partnerships                             (4,712)                  (4,712)
                                                                                               ---------                ---------

NET MARKET VALUE OF ASSETS                                                                       234,420                  283,346

Common shares and units outstanding as of December 31, 2000                                       34,955                   34,955
                                                                                               ---------                ---------

NAV PER COMMON SHARE                                                                       (4) $    6.71                $    8.11
                                                                                               =========                =========

                                                                                                Core Properties
                                                                                            --------------------------
                                                                Number of Properties             26             4

Net Operating income ("NOI") for the quarter ended December 31, 2000 ("Quarterly NOI"):     Stabilized  Redevelopments
                                                                                            ----------  --------------
    Consolidated Properties                                                                 $   8,886      $ 512
    Unconsolidated Joint Ventures                                                                 686          -
                                                                                            ---------      -----
                                            Total Quarterly NOI                                 9,572        512

Less adjustments to Quarterly NOI:
  (a) Current quarter disposition
  (b) Redevelopment properties                                                                              (512)
  (c) Other adjustments to quarterly NOI                                                         (414)         -
                                                                                            ---------      -----

Adjusted quarterly  NOI                                                                         9,158          -
                                                                                                  x 4          -
                                                                                            ---------      -----
PUBLIC BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and redevelopments)              36,632          -

Structural reserves                                                                              (722)         -
Imputed management fees (4%)                                                                   (2,165)         -
                                                                                            ---------      -----


PRIVATE BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and redevelopments)          $  33,745      $   -
                                                                                            =========      =====


                                                                                                     Non-Core Properties
                                                                                         ----------------------------------------
                                                                Number of Properties        22            5

Net Operating income ("NOI") for the quarter ended December 31, 2000 ("Quarterly NOI"):   Retail      Residential    Sold in 2000
                                                                                          ------      -----------    ------------
    Consolidated Properties                                                              $  2,826       $ 2,326          $  926
    Unconsolidated Joint Ventures                                                               -             -               -
                                                                                         --------       -------          ------
                                            Total Quarterly NOI                             2,826         2,326             926

Less adjustments to Quarterly NOI:
  (a) Current quarter disposition                                                                                          (926)
  (b) Redevelopment properties
  (c) Other adjustments to quarterly NOI                                                     (163)            3               -
                                                                                         --------       -------          ------

Adjusted quarterly  NOI                                                                     2,663         2,329               -
                                                                                              x 4           x 4               -
                                                                                         --------       -------          ------
PUBLIC BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and redevelopments)          10,652         9,316               -

Structural reserves                                                                          (468)         (682)              -
Imputed management fees (4%)                                                                 (659)         (623)              -
                                                                                         --------       -------          ------


PRIVATE BASIS ANNUALIZED NOI (Excluding S/L rents, dispostions and redevelopments)        $ 9,525       $ 8,011          $    -
                                                                                          =======       =======          ======

Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2000. NAV is computed at the end of each year and will be updated during the year only if a significant change in any determinant of NAV occurs.

(2) NOI's exclude an aggreagate $321 of straight-line rents and $35 of non-recurring items.

(3) Structural reserves represent a $0.15 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

(4) The above values exclude the value of third party management contracts, anticipated profits from redevelopments and any transaction costs associated with liquidating the properties. Transaction costs associated with the disposition of non-core properties are estimated to range from $0.10 to $0.15 per share

(5) The above capitalization rates are based on those currently in place and are subject to future changes.

(6) Redevelopment properties (reference page 41) are valued at 110% of their net book value

(7) Based upon annualization of 4th quarter NOI, adjusted downward for seasonality and certain non-recurring items.

(8) Value of other net assets is comprised of the following:
    Cash and cash equivalents                                         $ 22,167
    Cash in escrow                                                       5,213
    Rents receivable, net of allowance and unbilled (straight-line)
    rent of $4,098                                                       5,569
    Prepaid expenses                                                     2,905
    Other Assets (Less Furn. & Fixt. And other intangible)               1,568
    Due to related parties                                                (111)
    Accounts payable and accrued expenses                               (7,705)
    Distributions payable                                               (4,241)
    Other liabilities                                                   (4,179)
                                                                      --------
                                                                      $ 21,186
                                                                      ========

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                           Total Market Capitalization

                                                                                                   Percent of
                                                              Percent of                          Total Market
                                                             Total Equity                        Capitalization
                                                             ------------                        --------------
Total Common Shares Outstanding                                  79.8%          28,011,672(1)
Common O.P. Units                                                19.3%           6,804,144
                                                                              ------------
Combined Common Shares and O.P. Units                                           34,815,816

Market Price as of March 31, 2001                                             $       6.30
                                                                              ------------

Equity Capitalization - Common Shares and O.P. Units                           219,339,641

Preferred O.P. Units - at cost(2)                                 1.0%           2,212,000
                                                                -----         ------------

Total Equity Capitalization                                     100.0%         221,551,641            45.0%
                                                                =====

Debt Capitalization                                                            271,386,942            55.0%
                                                                              ------------           -----

Total Market Capitalization                                                   $492,938,583           100.0%
                                                                              ============           =====




Weighted Average Outstanding Common Shares and O.P. Units

                                                                       Common
                                                                       Shares(1)           O.P. Units           Total
                                                                       ------              ----------           -----

Quarter ended March 31, 2001  - Primary and Diluted                   28,091,479            6,804,144         34,895,623


Quarter ended March 31, 2000 - Primary and Diluted                    25,476,098           10,484,143         35,960,241

Notes:
(1) As of March 31, 2001, the Company had purchased 1,787,542 shares (net of reissuance of 86,063 shares) under its Stock Repurchase Program

(2) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit

                          Total Market Capitalization

 Variable-
Rate Debt
  29.7%

Fixed-Rate
  Debt
 25.3%                        [GRAPHIC OMITTED]

Preferred
O.P. Units
  0.4%

  Common
O.P. Units
  8.8%

Common
Shares
35.8%

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                             Shareholder Information

             Twelve Largest Institutional/Non-Retail Shareholders(1)

                                                                                           Percent of Out-
Shareholder                                                               Shares Held      standing Shares
---------------------------------------                                   -----------      ---------------
Yale University                                                             6,155,092          22.0%
Rothschild Realty Investors II L.L.C.                                       3,266,667          11.7%
Howard Hughes Medical Institute                                             2,266,667           8.1%
The Board of Trustees of the Leland Stanford Junior University              2,133,333           7.6%
Harvard Private Capital Realty, Inc.                                        2,000,000           7.1%
The Vanderbilt University                                                   1,346,647           4.8%
TRW Master Trust                                                            1,200,000           4.3%
Carnegie Corporation of New York                                              942,653           3.4%
Brown University                                                              687,823           2.5%
CS First Boston Inc.                                                          419,000           1.5%
Morgan Stanley Asset Management                                               412,700           1.5%
Yale University Retirement Plan                                               403,994           1.4%
                                                                          -----------           ----
Total of Twelve Largest Institutional/Non-Retail Shareholders              21,234,576           75.8%
                                                                          ===========           ====

Total of all Institutional/Non-Retail Shareholders                         22,024,423           78.6%
                                                                          ===========           ====

                              Operating Partnership
                                Unit Information


                                                                Percent
                                                           of Total O.P. Units
                                                           -------------------
Institutional/Non-Retail O.P. Unit Holders     4,113,048         60.4%
Employee/Director O.P. Unit Holders            1,747,990         25.7%
Other O.P. Unit Holders                          943,106         13.9%
                                               ---------        -----

Total O.P. Units                               6,804,144        100.0%
                                               =========        =====

(1) Based on Schedule 13F filings with the U.S. Securities and Exchange
    Commission

                   Total Share/O.P. Unit Ownership (Combined)

17%

5%

3%                                                [GRAPHIC OMITTED]

75%

[ ] Institutional/Non-Retail Share &
    O.P. Unit Holders

[ ] Retail Shareholders

[ ] Employee/Director O.P.
    Unitholders

[ ] Other O.P. Unitholders

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001


         Statements of Operations - Including Joint Venture Activity(1)
                                 Current Quarter
                                 (in thousands)

                                                                       Current Quarter                    Historic Quarter

                                                                          3 months                             3 months
                                                                        ended March 31,                     ended March 31,
                                                                            2001                                 2000
                                                          -------------------------------------------------------------------------

                                                          Wholly Owned       JV        Total    Wholly Owned      JV        Total
                                                          ------------       --        -----    ------------      --        -----
PROPERTY REVENUES
Minimum rents                                               $ 17,446       $  606     $ 18,052     $ 18,441     $  597     $ 19,038
Percentage rents                                                 732           64          796          751         55          806
Expense reimbursements                                         3,909          236        4,145        3,844        244        4,088
Other property income                                            230           15          245          237         17          254
                                                            --------       ------     --------     --------     ------     --------
                                                              22,317          921       23,238       23,273        913       24,186
                                                            --------       ------     --------     --------     ------     --------

PROPERTY EXPENSES
Property operating                                             5,293          125        5,418        5,300         74        5,374
Real estate taxes                                              2,800          152        2,952        2,713        149        2,862
                                                            --------       ------     --------     --------     ------     --------
                                                               8,093          277        8,370        8,013        223        8,236
                                                            --------       ------     --------     --------     ------     --------

NET OPERATING INCOME - PROPERTIES                             14,224          644       14,868       15,260        690       15,950


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                   (905)           -         (905)        (686)         -         (686)
General and administrative                                    (1,189)           -       (1,189)      (1,293)         -       (1,293)
Interest income                                                  166            -          166          330          -          330
Management income                                                106            -          106          250          -          250
Other income                                                       -            -            -           10          -           10
                                                            --------       ------     --------     --------     ------     --------

EBIDTA                                                        12,402          644       13,046       13,871        690       14,561

Depreciation and amortization                                 (4,964)        (164)      (5,128)      (5,015)      (163)      (5,178)
Interest expense                                              (5,278)        (328)      (5,606)      (6,355)      (327)      (6,682)
                                                            --------       ------     --------     --------     ------     --------

Income before extraordinary item, minority interest and        2,160          152        2,312        2,501        200        2,701
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt       (140)           -         (140)           -          -            -
Minority interest                                               (440)           -         (440)        (827)         -         (827)
Cumulative effect of a change in accounting
  principal (FAS 133)                                           (149)           -         (149)           -          -            -
                                                            --------       ------     --------     --------     ------     --------

NET INCOME                                                  $  1,431       $  152     $  1,583     $  1,674     $  200     $  1,874
                                                            ========       ======     ========     ========     ======     ========

(1) Quarterly results for 2001 and 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001


                    Statements of Operations - by Segment(1)
                                 Current Quarter
                                 (in thousands)

                                                                                           Current Quarter

                                                                                              3 months
                                                                                           ended March 31,
                                                                                                2000
                                                                 ---------------------------------------------------------------

                                                                  Retail            Multi-Family      Corporate          Total
                                                                  ------            ------------      ---------          -----
PROPERTY REVENUES
Minimum rents                                                    $ 14,279             $ 3,773          $      -         $ 18,052
Percentage rents                                                      796                   -                 -              796
Expense reimbursements                                              4,145                   -                 -            4,145
Other property income                                                  92                 153                 -              245
                                                                 --------             -------          --------         --------
                                                                   19,312               3,926                 -           23,238
                                                                 --------             -------          --------         --------

PROPERTY EXPENSES
Property operating                                                  4,085               1,333                 -            5,418
Real estate taxes                                                   2,724                 228                 -            2,952
                                                                 --------             -------          --------         --------
                                                                    6,809               1,561                 -            8,370
                                                                 --------             -------          --------         --------

NET OPERATING INCOME - PROPERTIES                                  12,503               2,365                 -           14,868


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                           -                   -              (905)            (905)
General and administrative                                              -                   -            (1,189)          (1,189)
Interest income                                                         -                   -               166              166
Management income                                                       -                   -               106              106
Other income                                                            -                   -                 -                -
                                                                 --------             -------          --------         --------

EBIDTA                                                             12,503               2,365            (1,822)          13,046

Depreciation and amortization                                      (4,485)               (547)              (96)          (5,128)
Interest expense                                                   (4,467)             (1,139)                -           (5,606)
                                                                 --------             -------          --------         --------

Income before extraordinary item, minority interest and             3,551                 679            (1,918)           2,312
  cumulative effect of a change in accouting principal

Extraordinary item - Loss on early extinguishment of debt               -                   -              (140)            (140)
Minority interest in Operating Partnership                              -                   -              (440)            (440)
Cumulative effect of a change in accounting
  principal (FAS 133)                                                   -                   -              (149)            (149)
                                                                 --------             -------          --------         --------

NET INCOME                                                       $  3,551             $   679          $ (2,647)        $  1,583
                                                                 ========             =======          ========         ========

(1) Quarterly results for 2001 and 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

            Net Operating Income (NOI) - Same Property Performance(1)
                                 (in thousands)

                                                              Current Year-to-date     Historical Year-to-date

                                                                     3 month                   3 month
                                                                  period ended               period ended
                                                                    March 31,                 March 31,
                                                                      2001                       2000
                                                                      ----                       ----
NOI - Consolidated properties                                      $ 14,224                   $ 15,260
NOI - Unconsolidated partnerships                                       644                        690
                                                                   --------                   --------
                         Total NOI                                   14,868                     15,950

Less straight-line rent(2)                                             (234)                      (301)
NOI - Properties Acquired                                                 -                          -
NOI - Redevelopment Properties                                         (200)                      (319)
NOI - Properties Sold                                                     -                     (1,046)
                                                                   --------                   --------

                     Same Property NOI                             $ 14,434                   $ 14,284
                                                                   ========                   ========

                Growth in Same Property NOI                            1.1%

(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

(2) Includes the Company's pro-rata share of straight-line rent of unconsolidated partnerships

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001


                         Funds from Operations (FFO)(1)
                                 (in thousands)

                                                                             Current Quarter             Historic Quarter

                                                                              Quarter Ended               Quarter Ended
                                                                              March 31, 2001              March 31, 2000
                                                                            ------------------          ------------------
Net Income                                                                       $  1,583                     $ 1,874

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                     4,689                       4,737
     Unconsolidated subsidiaries                                                      157                         156
Income attributable to
  Operating Partnership units(2)                                                      379                         780
Extraordinary item - Loss on early extinguishment of debt                             140                           -
Cumulative effect of a change in accounting principal (FAS 133)                       149                           -
                                                                                 --------                     -------


Funds from Operations(3)                                                         $  7,097                     $ 7,547
                                                                                 ========                     =======

Funds from Operations per share(3)                                               $   0.20                     $  0.21
                                                                                 ========                     =======

(1) Quarterly results for 2001 and 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment.

(2) Does not include distributions paid to Preferred O.P. unitholders.

(3) Assumes full conversion of O.P. Units into Common Shares.

                                                                          [LOGO]
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001


                           Consolidated Balance Sheets
                                 (in thousands)

                                                            March 31,                December 31,
                                                              2001                      2000
                                                              ----                      ----
ASSETS

Real estate
  Land                                                    $   69,206                 $   69,206
  Buildings and improvements                                 447,286                    444,933
                                                          ----------                 ----------
                                                             516,492                    514,139
Less: accumulated depreciation                              (106,520)                  (102,461)
                                                          ----------                 ----------
  Net real estate                                            409,972                    411,678

Property held for sale                                        49,144                     49,445
Cash and cash equivalents                                     15,705                     22,167
Cash in escrow                                                 5,737                      5,213
Investments in unconsolidated partnerships                     5,802                      6,784
Rents receivable, net                                          9,047                      9,667
Prepaid expenses                                               2,757                      2,905
Due from related parties                                           -                          -
Deferred charges, net                                         12,668                     13,026
Other assets                                                   2,739                      2,726
                                                          ----------                 ----------

                                                          $  513,571                 $  523,611
                                                          ==========                 ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                     $ 271,387                  $ 277,112
Accounts payable and accrued expenses                          6,582                      7,495
Dividends and distributions payable                            4,228                      4,241
Due to related parties                                           124                        111
Other liabilities                                              4,420                      4,179
                                                          ----------                 ----------
  Total liabilities                                          286,741                    293,138
                                                          ----------                 ----------

Minority interest in Operating Partnership                    48,521                     48,959
Minority interests in majority owned partnerships              2,208                      2,197
                                                          ----------                 ----------
  Total minority interests                                    50,729                     51,156
                                                          ----------                 ----------

Shareholders' equity:
Common shares                                                     28                         28
Additional paid-in capital                                   185,772                    188,392
Accumulated other comprehensive income                          (596)                         -
Deficit                                                       (9,103)                    (9,103)
                                                          ----------                 ----------
  Total shareholders' equity                                 176,101                    179,317
                                                          ----------                 ----------

                                                          $  513,571                 $  523,611
                                                          ==========                 ==========

                                                                          [LOGO]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                            Selected Operating Ratios

                                                                                        3 Months Ended March 31,

                                                                                 2001                          2000
                                                                              ---------                     ---------
                       Coverage Ratios(1)

                    Interest Coverage Ratio
EBIDTA                                                                        $  13,046                     $  14,561
Divided by Interest expense                                                       5,606                         6,682
                                                                              ---------                     ---------
                                                                                   2.33  x                       2.18 x

                  Fixed Charge Coverage Ratio
EBIDTA                                                                        $  13,046                     $  14,561
Divided by (Interest expense                                                      5,606                         6,682
                 + Preferred Dividends(2)                                            50                            50
                                                                              ---------                     ---------
                                                                                   2.31  x                       2.16 x

                  Debt Service Coverage Ratio
EBIDTA                                                                        $  13,046                     $  14,561
Divided by (Interest expense                                                      5,606                         6,682
                 + Principal Amortization)                                          875                           968
                                                                              ---------                     ---------
                                                                                   2.01  x                       1.90 x

                         Payout Ratios

             FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit                                            $   4,178                     $   4,294
FFO                                                                               7,097                         7,547
                                                                              ---------                     ---------
                                                                                    59%                           57%

                        Overhead Ratios

                   G&A/Real Estate Revenues
General and Administrative expense                                            $   1,189                     $   1,293
Real Estate Revenues                                                             23,238                        24,186
                                                                              ---------                     ---------
                                                                                     5%                            5%

                        Leverage Ratios

Debt/Total Market Capitalization(3)
Debt                                                                          $ 271,387                     $ 308,230
Total Market Capitalization(4)                                                  492,939                       498,279
                                                                              ---------                     ---------
                                                                                    55%                           62%

Notes:
(1) Results for the quarters ended March 31, 2001 and 2000 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

(2) Represents preferred distributions on Preferred Operating partnership Units

(3) Including the Company's pro-rata share of joint venture debt (see page 18), the Debt to Total Market Capitalization increases to 57% and 63% as of March 31, 2001 and 2000, respectively.

(4) Reference page 9 for calculation of the March 31, 2001 Total Market Capitalization.

            QUARTERLY SUPPLEMENTAL DISCLOSURE                     [LOGO]    NYSE
                     MARCH 31, 2001                                         ----
         Debt Analysis - Wholly Owned Properties                             AKR

                                                                                           Principal
                                                                                           Balance at      Interest
Property                            Lender                                      Notes    March 31, 2001      Rate
-------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Gateway Mall                        Huntoon Hastings Capital Corp.                1         6,221,896        7.50%
Pittston Plaza                      Anchor National Life Insurance Co.                      3,751,064        7.93%
Glen Oaks Apartments                Lehman Brothers Holdings, Inc.                         17,743,948        8.32%
Mad River                           Mellon Mortgage Company                                 7,408,847        9.60%
Manahawkin K-Mart                   Northern Life Insurance Co. and
                                      Reliastar Life Insurance Co. of New York              4,777,856        7.70%
Crescent Plaza                      Metropolitan Life Insurance Co.                         8,853,563        8.13%
East End Centre                     Metropolitan Life Insurance Co.                        16,214,953        8.13%
GHT Apartments                      Bank of America, N.A.                                  11,081,326        7.55%
Colony Apartments                   Bank of America, N.A.                                   5,540,663        7.55%
Mountainville Shopping Center       Morgan Stanley Mortgage Capital               2         3,032,528        8.84%
King's Fairground                   Morgan Stanley Mortgage Capital               2           847,915        8.84%
Northside Mall                      Morgan Stanley Mortgage Capital               2         3,243,284        8.84%
Dunmore Plaza                       Morgan Stanley Mortgage Capital               2         1,080,593        8.84%
25th Street Plaza                   Morgan Stanley Mortgage Capital               2         7,603,479        8.84%
Cloud Springs Plaza                 Morgan Stanley Mortgage Capital               2         2,526,715        8.84%
Kingston Plaza                      Morgan Stanley Mortgage Capital               2         2,168,713        8.84%
Plaza 15                            Morgan Stanley Mortgage Capital               2         2,060,512        8.84%
Martintown Plaza                    Morgan Stanley Mortgage Capital               2         2,772,095        8.84%
Birney Plaza                        Morgan Stanley Mortgage Capital               2         3,213,835        8.84%
Midway Plaza                        Morgan Stanley Mortgage Capital               2         2,381,256        8.84%
Shillington Plaza                   Morgan Stanley Mortgage Capital               2         2,750,925        8.84%
Ames Plaza                          Morgan Stanley Mortgage Capital               2           968,723        8.84%
Circle Plaza                        Morgan Stanley Mortgage Capital               2         1,191,052        8.84%
New Smyrna Beach Shopping Center    Morgan Stanley Mortgage Capital               2         1,460,047        8.84%
Monroe Plaza                        Morgan Stanley Mortgage Capital               2         3,622,550        8.84%
Troy Plaza                          Morgan Stanley Mortgage Capital               2         2,289,897        8.84%
                                                                                          -----------        ----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                  124,808,235        8.36%
                                                                                          -----------        ----

VARIABLE-RATE DEBT

Town Line                           Fleet Bank, N.A.                                        4,095,826       L + 175
Smithtown Shopping Center           Fleet Bank, N.A.                                        9,188,565       L + 178
Merrillville Plaza                  Sun America Life Insurance Co.                         13,724,817       L + 205
Village Apartments                  Sun America Life Insurance Co.                          9,824,014       L + 205
Marley Run Apartments               KBC Bank                                               14,165,250       L + 125
Marketplace of Absecon              Fleet Bank, N.A.                              3         3,500,000       L + 150
Soundview Marketplace               Fleet Bank, N.A.                                        8,937,644       L + 175
Greenridge Plaza                    Metropolitan Life Insurance Co.                         6,100,000       L + 200
Luzerne Street Plaza                Metropolitan Life Insurance Co.                         1,600,000       L + 200
Valmont Plaza                       Metropolitan Life Insurance Co.                         3,100,000       L + 200
239 Greenwich Avenue                First Union National Bank                              13,605,310       L + 145
Berlin Shopping Center              Dime Savings Bank                                       4,977,736       L + 175
Bradford Towne Center               Dime Savings Bank                                       8,711,037       L + 175
Ledgewood Mall                      Dime Savings Bank                                      31,608,621       L + 175
New Louden Center                   Dime Savings Bank                                       7,466,604       L + 175
Route 6 Plaza                       Dime Savings Bank                                       5,973,283       L + 175
                                                                                        -------------       -------
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                               146,578,707       L + 173
                                                                                        -------------       -------

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                       $ 271,386,942
                                                                                        =============

                                                                                Rate as of
                                                                                 March 31,      Maturity
Property                            Lender                                         2001           Date
---------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Gateway Mall                        Huntoon Hastings Capital Corp.                                 9/1/02
Pittston Plaza                      Anchor National Life Insurance Co.                             1/1/04
Glen Oaks Apartments                Lehman Brothers Holdings, Inc.                                 3/1/04
Mad River                           Mellon Mortgage Company                                       5/23/05
Manahawkin K-Mart                   Northern Life Insurance Co. and
                                      Reliastar Life Insurance Co. of New York                    12/1/08
Crescent Plaza                      Metropolitan Life Insurance Co.                               11/1/10
East End Centre                     Metropolitan Life Insurance Co.                               11/1/10
GHT Apartments                      Bank of America, N.A.                                          1/1/11
Colony Apartments                   Bank of America, N.A.                                          1/1/11
Mountainville Shopping Center       Morgan Stanley Mortgage Capital                               11/1/21
King's Fairground                   Morgan Stanley Mortgage Capital                               11/1/21
Northside Mall                      Morgan Stanley Mortgage Capital                               11/1/21
Dunmore Plaza                       Morgan Stanley Mortgage Capital                               11/1/21
25th Street Plaza                   Morgan Stanley Mortgage Capital                               11/1/21
Cloud Springs Plaza                 Morgan Stanley Mortgage Capital                               11/1/21
Kingston Plaza                      Morgan Stanley Mortgage Capital                               11/1/21
Plaza 15                            Morgan Stanley Mortgage Capital                               11/1/21
Martintown Plaza                    Morgan Stanley Mortgage Capital                               11/1/21
Birney Plaza                        Morgan Stanley Mortgage Capital                               11/1/21
Midway Plaza                        Morgan Stanley Mortgage Capital                               11/1/21
Shillington Plaza                   Morgan Stanley Mortgage Capital                               11/1/21
Ames Plaza                          Morgan Stanley Mortgage Capital                               11/1/21
Circle Plaza                        Morgan Stanley Mortgage Capital                               11/1/21
New Smyrna Beach Shopping Center    Morgan Stanley Mortgage Capital                               11/1/21
Monroe Plaza                        Morgan Stanley Mortgage Capital                               11/1/21
Troy Plaza                          Morgan Stanley Mortgage Capital                               11/1/21

TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT


VARIABLE-RATE DEBT

Town Line                           Fleet Bank, N.A.                               6.81%          3/15/02
Smithtown Shopping Center           Fleet Bank, N.A.                               6.84%          5/31/02
Merrillville Plaza                  Sun America Life Insurance Co.                 7.58%           8/1/02
Village Apartments                  Sun America Life Insurance Co.                 8.45%          10/1/02
Marley Run Apartments               KBC Bank                                       6.53%         12/31/02
Marketplace of Absecon              Fleet Bank, N.A.                               6.74%           3/1/03
Soundview Marketplace               Fleet Bank, N.A.                               7.03%           8/1/03
Greenridge Plaza                    Metropolitan Life Insurance Co.                7.42%          11/1/03
Luzerne Street Plaza                Metropolitan Life Insurance Co.                7.42%          11/1/03
Valmont Plaza                       Metropolitan Life Insurance Co.                7.42%          11/1/03
239 Greenwich Avenue                First Union National Bank                      6.51%           1/1/05
Berlin Shopping Center              Dime Savings Bank                              7.06%           4/1/05
Bradford Towne Center               Dime Savings Bank                              7.06%           4/1/05
Ledgewood Mall                      Dime Savings Bank                              7.06%           4/1/05
New Louden Center                   Dime Savings Bank                              7.06%           4/1/05
Route 6 Plaza                       Dime Savings Bank                              7.06%           4/1/05
                                                                                   ----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                        7.10%
                                                                                   ----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                  7.68%
                                                                                   ====

Notes:

(1) Commencing May 5, 2001 and through the maturity date of this loan (9/1/2002), the interest rate will be 9.875%.
(2) This loan allows for full repayment, without penalty, commencing October 31, 2006. Commencing on this date (the "Reset Date"), the interest rate is to be adjusted to a U.S. Treasury rate + 500 basis points (the treasury rate being the interpolated yield on treasuries most nearly approximating the period from the the Reset Date to the maturity date, November 1, 2001).
(3) This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). Subsequent to March 31, 2001, all outstanding amounts were repaid leaving $7,400,000 available under this facility.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                   Debt Analysis - Unconsolidated Partnerships

                                                                                                       Total
                                                                         Acadia Realty               Principal
                                                                             Trust                  Balance at              Interest
FIXED-RATE DEBT(1)            Joint Venture Partner                        Ownership              March 31, 2001              Rate
-----------------             ---------------------                      -----------------------------------------------------------
Crossroads Shopping Center    Heyman-Greenburgh Associates LLC               49.0%                 $ 34,518,980               7.15%
                              RMC Development Company LLC


Summary - Wholly-Owned Properties and Unconsolidated Partnerships
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            Weighted
                                                                            % of                   Outstanding                Avg.
                                                                            Total                    Balance               Int. Rate
                                                                         -----------------------------------------------------------
                              Wholly-Owned Properties
                              Fixed-Rate Debt                                43%                  $ 124,808,235               8.36%
                              Variable-Rate Debt                             51%                    146,578,707               7.10%
                                                                            ---                   -------------               ----

                              Wholly-Owned Properties - Total Debt           94%                    271,386,942               7.68%
                                                                            ---                   -------------               ----

                              Unconsolidated Partnerships
                              Fixed-Rate Debt                                 6%                     16,914,300               7.15%
                              Variable-Rate Debt                              0%                              -               0.00%
                                                                            ---                   -------------               ----

                              Unconsolidated Partnerships - Total Debt        6%                     16,914,300               7.15%
                                                                            ---                   -------------               ----
                                              Total Debt                    100%                  $ 288,301,242               7.65%
                                                                            ===                   =============               ====

------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Acadia Realty Trust's 49% ownership represents $16,914,300, of which $5,000,000 is fixed at 7.53% and $11,914,300 fixed at 6.99% through interest rate swap transactions.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE          [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR

     Future Debt Maturities(1)
          (in thousands)                                                   Weighted Average Interest Rate of Maturing Debt
                                                                -----------------------------------------------------------------
                                    Scheduled
               Year               Amortization    Maturities      Total       Total Debt    Fixed-Rate Debt    Variable-Rate Debt
               ----               ------------    ----------    ---------     ----------    ---------------    ------------------
               2001                  $ 2,876      $       -     $   2,876         n/a             n/a                  n/a
               2002                    3,945         55,928        59,873       7.29%           7.50%                7.26%
               2003                    3,516         22,728        26,244       7.17%             n/a                7.17%
               2004                    3,268         20,542        23,810       8.25%           8.25%                  n/a
               2005                    2,651         75,962        78,613       7.19%           9.60%                6.96%
            Thereafter                 7,147         72,824        79,971       8.38%           8.38%                  n/a
                                    --------      ---------     ---------
                                    $ 23,403      $ 247,984     $ 271,387
                                    ========      =========     =========

Capitalized interest related to the Company's development projects is as follows:
(in thousands)
                  1st Quarter 2001      $ 52
                  2nd Quarter 2001         -
                  3rd Quarter 2001         -
                  4th Quarter 2001         -
                                           -
                                        ----
                                        $ 52
                                        ====

(1) Does not include debt from unconsolidated partnerships

                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR

                             Unencumbered Properties



         Center                             Location                    GLA
         ------                             --------                    ---

Abington Towne Center(1)                    Abington, PA              216,226

Blackman Plaza                              Wilkes-Barre, PA          121,206

Bloomfield Town Square                      Bloomfield, MI            224,583

Branch Plaza                                Smithtown, NY             125,840

Elmwood Park Shopping Center                Elmwood, NJ               134,589

Hobson West Plaza                           Naperville, IL             99,950

Manahawkin Shopping Center(2)               Manahawkin, NJ             62,827

Mark Plaza                                  Edwardsville, PA          214,021

Methuen Shopping Center                     Methuen, CT               129,494

Pacesetter Park Shopping Center             Ramapo, New York           95,559

Plaza 422                                   Lebanon, PA               154,791

Tioga West                                  Tunkhannock, PA           122,338

Union Plaza                                 New Castle, PA            217,992

Walnut Hill Plaza                           Woonsocket, RI            297,370

Wesmark Plaza                               Sumter, SC                206,938
                                                                    ---------

Total GLA of Unencumbered Properties                                2,423,724
                                                                    =========


(1) A portion of this property (157,616 square feet) is owned by the Target
    Corp.
(2) Excludes the Kmart portion of the shopping center which is encumbered

                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                      Portfolio by Region and Property Type
                                  (Square Feet)

                                                                   Properties
                                      Strip       Enclosed           Under              Total
           Region                      Mall         Mall        Redevelopment(2)        Retail        Residential         Total
           ------                     -----       --------      ----------------      ----------      -----------         -----
Wholly-Owned Properties

New England                          736,157            -            176,339            912,496                -          912,496

New York Region                    1,336,741      512,073            134,589          1,983,403                -        1,983,403

Mid-Atlantic                       3,361,253            -            216,226          3,577,479          831,972        4,409,451

Southeast                          1,145,355            -                  -          1,145,355          578,606        1,723,961

Mid-west                             713,921            -                  -            713,921          628,891        1,342,812
                                   ---------      -------            -------          ---------        ---------       ----------
  Total Wholly-Owned Properties    7,293,427      512,073            527,154          8,332,654        2,039,469       10,372,123

Unconsolidated Partnerships -

New York Region(1)                   310,919            -                  -            310,919                -          310,919
                                   ---------      -------            -------          ---------        ---------       ----------

                                   7,604,346      512,073            527,154          8,643,573        2,039,469       10,683,042
                                   =========      =======            =======          =========        =========       ==========

  % of Total Square Feet                71.2%         4.8%               4.9%              80.9%            19.1%           100.0%


(1) This center is 49% owned by unconsolidated partnerships
(2) The Company currently has 4 redevelopment projects as further described on page 41

                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                      Retail Properties by Region - Summary



                                                 -----------------------------------------------------------------------

                                                            Gross Leasable Area                      Occupancy
                                                 -----------------------------------------------------------------------
                                                  Anchors(1)        Shops       Total      Anchors    Shops     Total
                                                 -----------------------------------------------------------------------
              Wholly-Owned Retail Properties

Mid-Atlantic                                      2,517,651        843,602    3,361,253     98.36%    84.15%    94.79%
Midwest                                             307,225        406,696      713,921     90.23%    86.32%    88.01%
New England                                         446,756        289,401      736,157    100.00%    92.89%    97.20%
New York Region                                   1,227,368        621,446    1,848,814     96.10%    83.27%    91.79%
Southeast                                           526,936        618,419    1,145,355     87.67%    67.37%    76.71%
                                                 -----------------------------------------------------------------------
  Total Retail Properties                         5,025,936      2,779,564    7,805,500     96.34%    81.45%    91.04%
                                                 -----------------------------------------------------------------------

Redevelopment Properties(2)                         390,144        137,010      527,154     73.39%    83.56%    76.04%

                                                 -----------------------------------------------------------------------
  Grand Total - Wholly-Owned Retail Properties    5,416,080      2,916,574    8,332,654     94.69%    81.55%    90.09%
                                                 -----------------------------------------------------------------------


             Unconsolidated Retail Properties
New York Region(3)                                  191,363        119,556      310,919    100.00%    91.01%    96.54%

                                                 -----------------------------------------------------------------------
Total Unconsolidated Retail Properties              191,363        119,556      310,919    100.00%    91.01%    96.54%
                                                 =======================================================================

                                                 -----------------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                           Annualized Base Rent                  per Occupied Square Foot
                                                 -----------------------------------------------------------------------------
                                                    Anchors         Shops           Total       Anchors     Shops    Totals
                                                 -----------------------------------------------------------------------------
              Wholly-Owned Retail Properties

Mid-Atlantic                                      $ 9,706,690    $ 5,698,021    $ 15,404,711    $ 3.92     $ 8.03   $  4.83
Midwest                                             2,078,241      4,421,339       6,499,580      7.50      12.59     10.34
New England                                         3,423,274      2,341,179       5,764,453      9.80       8.71      9.32
New York Region                                     9,836,093      7,389,899      17,225,992      8.34      14.28     10.15
Southeast                                           1,841,620      2,031,479       3,873,099      3.99       4.88      4.41
                                                 -----------------------------------------------------------------------------
  Total Retail Properties                          26,885,918     21,881,917      48,767,835      5.67       9.67      6.96
                                                 -----------------------------------------------------------------------------

Redevelopment Properties(2)                           692,221      2,115,757       2,807,978      5.38      18.48     11.55

                                                 -----------------------------------------------------------------------------
  Grand Total - Wholly-Owned Retail Properties     27,578,139     23,997,674      51,575,813      5.66      10.09      7.11
                                                 -----------------------------------------------------------------------------


             Unconsolidated Retail Properties
New York Region(3)                                  1,790,546      3,138,795       4,929,341      9.36      28.85     16.42

                                                 -----------------------------------------------------------------------------
Total Unconsolidated Retail Properties            $ 1,790,546    $ 3,138,795    $  4,929,341    $ 9.36    $ 28.85   $ 16.42
                                                 =============================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) Anchor GLA includes a total of 250,116 square feet which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
(2) The Company currently has 4 redevelopment projects as further described on page 41
(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                    Commercial Properties by Region - Detail

                                              ---------------------------------------------------------------------

                                                       Gross Leasable Area                    Occupancy
                                              ---------------------------------------------------------------------
                                                  Anchors      Shops       Total     Anchors     Shops      Total
                                              ---------------------------------------------------------------------
          Retail Properties - Wholly Owned

                      Mid-Atlantic

Pennsylvania
AMES PLAZA                                         88,354      7,800       96,154    100.00%      0.00%     91.89%
BIRNEY PLAZA                                      135,493     58,406      193,899    100.00%     95.72%     98.71%
BLACKMAN PLAZA                                    104,956     16,250      121,206    100.00%     43.08%     92.37%
BRADFORD TOWNE CENTRE                             146,499    110,220      256,719    100.00%     71.69%     87.85%
CIRCLE PLAZA                                       92,171          -       92,171    100.00%               100.00%
DUNMORE PLAZA                                      39,680      5,700       45,380    100.00%    100.00%    100.00%
EAST END CENTER                                   176,200    132,227      308,427    100.00%     91.32%     96.28%
GREENRIDGE PLAZA                                  145,420     52,882      198,302    100.00%     85.53%     96.14%
KINGSTON PLAZA                                     51,500     13,324       64,824    100.00%     84.99%     96.91%
LUZERNE STREET SHOPPING CENTER(1)                  54,618      3,097       57,715    100.00%    100.00%    100.00%
MARK PLAZA                                        157,595     56,426      214,021    100.00%     67.04%     91.31%
MONROE PLAZA                                      128,129      2,440      130,569    100.00%    100.00%    100.00%
MOUNTAINVILLE SHOPPING CENTER(2)                   68,008     49,239      117,247    100.00%     90.86%     96.16%
PITTSTON PLAZA                                     67,568     12,000       79,568    100.00%    100.00%    100.00%
PLAZA 15                                           81,800     31,730      113,530    100.00%     92.12%     97.80%
PLAZA 422                                         124,113     30,678      154,791    100.00%     32.60%     86.64%
ROUTE 6 MALL                                      119,658     55,824      175,482    100.00%     91.04%     97.15%
SHILLINGTON PLAZA                                 134,607     16,135      150,742    100.00%    100.00%    100.00%
TIOGA WEST                                        113,338      9,000      122,338    100.00%    100.00%    100.00%
25TH STREET SHOPPING CENTER                        28,800    102,677      131,477    100.00%     95.05%     96.13%
UNION PLAZA                                       217,992          -      217,992    100.00%               100.00%
VALMONT PLAZA(3)                                  137,817     62,347      200,164     70.09%     91.18%     76.66%
                                              ---------------------------------------------------------------------
Total: Pennsylvania                             2,414,316    828,402    3,242,718     98.29%     83.86%     94.60%
                                              ---------------------------------------------------------------------

Virginia
KINGS FAIRGROUNDS                                 103,335     15,200      118,535    100.00%    100.00%    100.00%
                                              ---------------------------------------------------------------------
Total: Virginia                                   103,335     15,200      118,535    100.00%    100.00%    100.00%
                                              ---------------------------------------------------------------------

               Total: Mid-Atlantic              2,517,651    843,602    3,361,253     98.36%     84.15%     94.79%
                                              ---------------------------------------------------------------------

                                              ---------------------------------------------------------------------
                                                                                          Annualized Base Rent
                                                       Annualized Base Rent             per Occupied Square Foot
                                              ---------------------------------------------------------------------
                                                 Anchors       Shops        Total      Anchors    Shops     Total
                                              ---------------------------------------------------------------------
          Retail Properties - Wholly Owned

                      Mid-Atlantic

Pennsylvania
AMES PLAZA                                       189,263            -       189,263      2.14         -     2.14
BIRNEY PLAZA                                     311,544      335,250       646,794      2.30      6.00     3.38
BLACKMAN PLAZA                                   204,664       17,500       222,164      1.95      2.50     1.98
BRADFORD TOWNE CENTRE                            887,469      515,352     1,402,821      6.06      6.52     6.22
CIRCLE PLAZA                                     252,289            -       252,289      2.74         -     2.74
DUNMORE PLAZA                                     89,134       63,935       153,069      2.25     11.22     3.37
EAST END CENTER                                1,117,500    1,051,455     2,168,955      6.34      8.71     7.30
GREENRIDGE PLAZA                                 659,405      378,783     1,038,188      4.53      8.37     5.45
KINGSTON PLAZA                                   280,750      116,250       397,000      5.45     10.27     6.32
LUZERNE STREET SHOPPING CENTER(1)                272,150       18,890       291,040      4.98      6.10     5.04
MARK PLAZA                                       625,776      292,082       917,858      3.97      7.72     4.70
MONROE PLAZA                                     423,718       30,280       453,998      3.31     12.41     3.48
MOUNTAINVILLE SHOPPING CENTER(2)                 225,416      359,082       584,498      3.31      8.03     5.18
PITTSTON PLAZA                                   492,212      117,125       609,337      7.28      9.76     7.66
PLAZA 15                                         216,988      146,350       363,338      2.65      5.01     3.27
PLAZA 422                                        262,030       63,450       325,480      2.11      6.34     2.43
ROUTE 6 MALL                                     687,951      333,557     1,021,508      5.75      6.56     5.99
SHILLINGTON PLAZA                                367,720      212,260       579,980      2.73     13.16     3.85
TIOGA WEST                                       373,847       72,000       445,847      3.30      8.00     3.64
25TH STREET SHOPPING CENTER                      274,450    1,130,152     1,404,602      9.53     11.58    11.11
UNION PLAZA                                      938,730            -       938,730      4.31         -     4.31
VALMONT PLAZA(3)                                 220,000      371,868       591,868      2.28      6.54     3.86
                                              ---------------------------------------------------------------------
Total: Pennsylvania                            9,373,006    5,625,621    14,998,627      3.95      8.10     4.89
                                              ---------------------------------------------------------------------

Virginia
KINGS FAIRGROUNDS                                333,684       72,400       406,084      3.23      4.76     3.43
                                              ---------------------------------------------------------------------
Total: Virginia                                  333,684       72,400       406,084      3.23      4.76     3.43
                                              ---------------------------------------------------------------------

               Total: Mid-Atlantic             9,706,690    5,698,021    15,404,711      3.92      8.03     4.83
                                              ---------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.


(1) The Price Chopper supermarket occupying 40,618 square feet is not operating but continues to pay rent pursuant to their lease.
(2) The Acme supermarket occupying 32,200 square feet is not operating but continues to pay rent pursuant to their lease.
(3) The Ames store occupying 96,600 square feet is not operating but continues to pay rent pursuant to their lease.

                                                                          [LOGO]
                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                    Commercial Properties by Region - Detail

                                                          --------------------------------------------------------------------


                                                                Gross Leaseable Area                     Occupancy
                                                          --------------------------------------------------------------------
                                                          Anchors      Shops        Total     Anchors      Shops        Total
                                                          --------------------------------------------------------------------


                        Retail Properties - Wholly Owned

                                     Midwest

Illinois
HOBSON WEST PLAZA                                          42,037      57,913      99,950     100.00%      91.60%       95.13%
                                                          --------------------------------------------------------------------
Total: Illinois                                            42,037      57,913      99,950     100.00%      91.60%       95.13%
                                                          --------------------------------------------------------------------

Indiana
MERRILLVILLE PLAZA                                        101,357     134,063     235,420     100.00%     100.00%      100.00%
                                                          --------------------------------------------------------------------
Total: Indiana                                            101,357     134,063     235,420     100.00%     100.00%      100.00%
                                                          --------------------------------------------------------------------

Michigan
BLOOMFIELD TOWN SQUARE                                    105,646     118,937     224,583      71.60%      73.65%       72.69%
                                                          --------------------------------------------------------------------
Total: Michigan                                           105,646     118,937     224,583      71.60%      73.65%       72.69%
                                                          --------------------------------------------------------------------

Ohio
MAD RIVER STATION(1)                                       58,185      95,783     153,968     100.00%      79.72%       87.38%
                                                          --------------------------------------------------------------------
Total: Ohio                                                58,185      95,783     153,968     100.00%      79.72%       87.38%
                                                          --------------------------------------------------------------------

                                Total: Midwest            307,225     406,696     713,921      90.23%      86.32%       88.01%
                                                          --------------------------------------------------------------------

                                 New England

Connecticut
TOWN LINE PLAZA(2)                                        161,965      43,893     205,858     100.00%     100.00%      100.00%
239 GREENWICH AVENUE(3)                                    16,834           -      16,834     100.00%          -       100.00%
                                                          --------------------------------------------------------------------
Total: Connecticut                                        178,799      43,893     222,692     100.00%     100.00%      100.00%
                                                          --------------------------------------------------------------------

Massachusetts
CRESCENT PLAZA(4)                                         154,865      61,230     216,095     100.00%      95.75%       98.80%
                                                          --------------------------------------------------------------------
Total: Massachusetts                                      154,865      61,230     216,095     100.00%      95.75%       98.80%
                                                          --------------------------------------------------------------------

Rhode Island
WALNUT HILL PLAZA                                         113,092     184,278     297,370     100.00%      90.24%       93.95%
                                                          --------------------------------------------------------------------
Total: Rhode Island                                       113,092     184,278     297,370     100.00%      90.24%       93.95%
                                                          --------------------------------------------------------------------

                              Total: New England          446,756     289,401     736,157     100.00%      92.89%       97.20%
                                                          --------------------------------------------------------------------

[RESTUB]

                                                          -----------------------------------------------------------------------

                                                                                                       Annualized Base Rent
                                                                  Annualized Base Rent               per Occupied Square Foot
                                                          -----------------------------------------------------------------------
                                                           Anchors       Shops       Total        Anchors     Shops        Total
                                                          -----------------------------------------------------------------------


                        Retail Properties - Wholly Owned

                                     Midwest

Illinois
HOBSON WEST PLAZA                                           170,000      833,079    1,003,079       4.04       15.70        10.55
                                                          -----------------------------------------------------------------------
Total: Illinois                                             170,000      833,079    1,003,079       4.04       15.70        10.55
                                                          -----------------------------------------------------------------------

Indiana
MERRILLVILLE PLAZA                                          835,417    1,570,227    2,405,644       8.24       11.71        10.22
                                                          -----------------------------------------------------------------------
Total: Indiana                                              835,417    1,570,227    2,405,644       8.24       11.71        10.22
                                                          -----------------------------------------------------------------------

Michigan
BLOOMFIELD TOWN SQUARE                                      541,257      930,533    1,471,790       7.16       10.62         9.02
                                                          -----------------------------------------------------------------------
Total: Michigan                                             541,257      930,533    1,471,790       7.16       10.62         9.02
                                                          -----------------------------------------------------------------------

Ohio
MAD RIVER STATION(1)                                        531,567    1,087,500    1,619,067       9.14       14.24        12.03
                                                          -----------------------------------------------------------------------
Total: Ohio                                                 531,567    1,087,500    1,619,067       9.14       14.24        12.03
                                                          -----------------------------------------------------------------------

                                Total: Midwest            2,078,241    4,421,339    6,499,580       7.50       12.59        10.34
                                                          -----------------------------------------------------------------------

                                 New England

Connecticut
TOWN LINE PLAZA(2)                                          730,000      588,139    1,318,139      10.51       13.40        11.63
239 GREENWICH AVENUE(3)                                   1,125,165            -    1,125,165      66.84           -        66.84
                                                          -----------------------------------------------------------------------
Total: Connecticut                                        1,855,165      588,139    2,443,304      21.50       13.40        18.77
                                                          -----------------------------------------------------------------------

Massachusetts
CRESCENT PLAZA(4)                                           812,385      464,250    1,276,635       5.25        7.92         5.98
                                                          -----------------------------------------------------------------------
Total: Massachusetts                                        812,385      464,250    1,276,635       5.25        7.92         5.98
                                                          -----------------------------------------------------------------------

Rhode Island
WALNUT HILL PLAZA                                           755,724    1,288,790    2,044,514       6.68        7.75         7.32
                                                          -----------------------------------------------------------------------
Total: Rhode Island                                         755,724    1,288,790    2,044,514       6.68        7.75         7.32
                                                          -----------------------------------------------------------------------

                              Total: New England          3,423,274    2,341,179    5,764,453       9.80        8.71         9.32
                                                          -----------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.


(1) The GLA for this property includes 27,702 square feet of office space.
(2) Anchor GLA includes a 97,300 square foot Wal*Mart which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
(3) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet.
(4) Home Depot, which occupies 104,640 square feet at this center, assumed this space from Bradlees during the 1st Quarter 2001 following Bradlees' bankruptcy and liquidation.

                                                                          [LOGO]
                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                    Commercial Properties by Region - Detail

                                                          --------------------------------------------------------------------


                                                                Gross Leaseable Area                     Occupancy
                                                          --------------------------------------------------------------------
                                                          Anchors      Shops        Total     Anchors      Shops        Total
                                                          --------------------------------------------------------------------


                        Retail Properties - Wholly Owned

                                New York Region

New Jersey
MARKETPLACE OF ABSECON                                       58,031     46,875    104,906     100.00%      64.43%       84.11%
BERLIN SHOPPING CENTER                                      127,850     59,328    187,178     100.00%      54.49%       85.58%
LEDGEWOOD MALL                                              342,468    169,605    512,073     100.00%      81.85%       93.99%
MANAHAWKIN VILLAGE SHOPPING CENTER                          144,053     31,208    175,261     100.00%     100.00%      100.00%
                                                          --------------------------------------------------------------------
Total: New Jersey                                           672,402    307,016    979,418     100.00%      75.75%       92.40%
                                                          --------------------------------------------------------------------

New York
SOUNDVIEW MARKETPLACE                                        66,800    113,820    180,620     100.00%      94.09%       96.28%
VILLAGE COMMONS SHOPPING CENTER                              25,192     61,963     87,155     100.00%      97.50%       98.22%
BRANCH SHOPPING PLAZA                                        83,670     42,170    125,840     100.00%      91.31%       97.09%
NEW LOUDON CENTER                                           226,543     25,200    251,743      78.89%     100.00%       81.00%
TROY PLAZA                                                  100,709     27,770    128,479     100.00%     100.00%      100.00%
PACESETTER PARK SHOPPING CENTER                              52,052     43,507     95,559     100.00%      59.62%       81.62%
                                                          --------------------------------------------------------------------
Total: New York                                             554,966    314,430    869,396      91.38%      90.62%       91.11%
                                                          --------------------------------------------------------------------

                           Total: New York Region         1,227,368    621,446  1,848,814      96.10%      83.27%       91.79%
                                                          --------------------------------------------------------------------

                                  Southeast

Alabama
MIDWAY PLAZA                                                105,775    101,763    207,538      55.58%      73.94%       64.58%
NORTHSIDE MALL                                              111,970    270,329    382,299     100.00%      50.60%       65.07%
                                                          --------------------------------------------------------------------
Total: Alabama                                              217,745    372,092    589,837      78.42%      56.99%       64.90%
                                                          --------------------------------------------------------------------

Florida
NEW SMYRNA BEACH SHOPPING CENTER                             35,980     65,341    101,321     100.00%      92.96%       95.46%
                                                          --------------------------------------------------------------------
Total: Florida                                               35,980     65,341    101,321     100.00%      92.96%       95.46%
                                                          --------------------------------------------------------------------

Georgia
CLOUD SPRINGS PLAZA                                          74,260     39,107    113,367     100.00%      84.40%       94.62%
                                                          --------------------------------------------------------------------
Total: Georgia                                               74,260     39,107    113,367     100.00%      84.40%       94.62%
                                                          --------------------------------------------------------------------

South Carolina
MARTINTOWN PLAZA                                             91,996     41,896    133,892      80.43%      64.66%       75.50%
WESMARK PLAZA                                               106,955     99,983    206,938     100.00%      83.75%       92.15%
                                                          --------------------------------------------------------------------
Total: South Carolina                                       198,951    141,879    340,830      90.95%      78.11%       85.61%
                                                          --------------------------------------------------------------------

                              Total: Southeast              526,936    618,419  1,145,355      87.67%      67.37%       76.71%
                                                          --------------------------------------------------------------------

                                                          ====================================================================

Total: Retail Properties                                  5,025,936  2,779,564  7,805,500      96.34%      81.45%       91.04%

                                                          ====================================================================

[RESTUB]

                                                          --------------------------------------------------------------------------

                                                                                                          Annualized Base Rent
                                                                     Annualized Base Rent               per Occupied Square Foot
                                                          --------------------------------------------------------------------------
                                                              Anchors       Shops       Total        Anchors     Shops        Total
                                                          --------------------------------------------------------------------------


                        Retail Properties - Wholly Owned

                                New York Region

New Jersey
MARKETPLACE OF ABSECON                                         927,574      470,750    1,398,324      15.98       15.59        15.85
BERLIN SHOPPING CENTER                                         619,400      243,344      862,744       4.84        7.53         5.39
LEDGEWOOD MALL                                               2,926,038    1,564,759    4,490,797       8.54       11.27         9.33
MANAHAWKIN VILLAGE SHOPPING CENTER                           1,206,873      358,216    1,565,089       8.38       11.48         8.93
                                                          --------------------------------------------------------------------------
Total: New Jersey                                            5,679,885    2,637,069    8,316,954       8.45       11.34         9.19
                                                          --------------------------------------------------------------------------

New York
SOUNDVIEW MARKETPLACE                                        1,010,250    1,453,485    2,463,735      15.12       13.57        14.17
VILLAGE COMMONS SHOPPING CENTER                                407,055    1,417,175    1,824,230      16.16       23.46        21.31
BRANCH SHOPPING PLAZA                                        1,110,114      709,269    1,819,383      13.27       18.42        14.89
NEW LOUDON CENTER                                            1,132,881      418,050    1,550,931       6.34       16.59         7.61
TROY PLAZA                                                     196,000      290,625      486,625       1.95       10.47         3.79
PACESETTER PARK SHOPPING CENTER                                299,908      464,226      764,134       5.76       17.90         9.80
                                                          --------------------------------------------------------------------------
Total: New York                                              4,156,208    4,752,830    8,909,038       8.20       16.68        11.25
                                                          --------------------------------------------------------------------------

                           Total: New York Region            9,836,093    7,389,899   17,225,992       8.34       14.28        10.15
                                                          --------------------------------------------------------------------------

                                  Southeast

Alabama
MIDWAY PLAZA                                                    99,380      356,274      455,654       1.69        4.73         3.40
NORTHSIDE MALL                                                 227,974      661,098      889,072       2.04        4.83         3.57
                                                          --------------------------------------------------------------------------
Total: Alabama                                                 327,354    1,017,372    1,344,726       1.92        4.80         3.51
                                                          --------------------------------------------------------------------------

Florida
NEW SMYRNA BEACH SHOPPING CENTER                               275,100      482,004      757,104       7.65        7.94         7.83
                                                          --------------------------------------------------------------------------
Total: Florida                                                 275,100      482,004      757,104       7.65        7.94         7.83
                                                          --------------------------------------------------------------------------

Georgia
CLOUD SPRINGS PLAZA                                            340,371      173,370      513,741       4.58        5.25         4.79
                                                          --------------------------------------------------------------------------
Total: Georgia                                                 340,371      173,370      513,741       4.58        5.25         4.79
                                                          --------------------------------------------------------------------------

South Carolina
MARTINTOWN PLAZA                                               296,500      164,791      461,291       4.01        6.08         4.56
WESMARK PLAZA                                                  602,295      193,942      796,237       5.63        2.32         4.18
                                                          --------------------------------------------------------------------------
Total: South Carolina                                          898,795      358,733    1,257,528       4.97        3.24         4.31
                                                          --------------------------------------------------------------------------

                              Total: Southeast               1,841,620    2,031,479    3,873,099       3.99        4.88         4.41
                                                          --------------------------------------------------------------------------

                                                          ==========================================================================

Total: Retail Properties                                  $ 26,885,918  $21,881,917  $48,767,835     $ 5.67      $ 9.67       $ 6.96

                                                          ==========================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

                                                                          [LOGO]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

                    Commercial Properties by Region - Detail

                                                          --------------------------------------------------------------------


                                                                Gross Leaseable Area                     Occupancy
                                                          --------------------------------------------------------------------
                                                          Anchors      Shops        Total     Anchors      Shops        Total
                                                          --------------------------------------------------------------------


                Redevelopment Properties(1)


ABINGTON TOWNE CENTER(2) (Pennsylvania)                     184,616     31,610    216,226     100.00%      81.57%       97.31%
THE GATEWAY SHOPPING CENTER (Vermont)                        31,600     15,245     46,845     100.00%     100.00%      100.00%
METHUEN SHOPPING CENTER (Massachusetts)                     119,260     10,234    129,494      25.54%     100.00%       31.42%
ELMWOOD PARK SHOPPING CENTER (New Jersey)                    54,668     79,921    134,589      72.56%      79.11%       76.45%
                                                          --------------------------------------------------------------------

Total: Retail Properties - Redevelopment Properties         390,144    137,010    527,154      73.39%      83.56%       76.04%
                                                          --------------------------------------------------------------------


                                                          ====================================================================

             Total: All Wholly-Owned Retail Properties    5,416,080  2,916,574  8,332,654      94.69%      81.55%       90.09%

                                                          ====================================================================


[RESTUB]

                                                          --------------------------------------------------------------------------

                                                                                                          Annualized Base Rent
                                                                     Annualized Base Rent               per Occupied Square Foot
                                                          --------------------------------------------------------------------------
                                                              Anchors       Shops       Total        Anchors     Shops        Total
                                                          --------------------------------------------------------------------------


                Redevelopment Properties(1)


ABINGTON TOWNE CENTER(2) (Pennsylvania)                        256,500      363,566      620,066       9.50       14.10        11.75
THE GATEWAY SHOPPING CENTER (Vermont)                          126,400      225,695      352,095       4.00       14.80         7.52
METHUEN SHOPPING CENTER (Massachusetts)                        109,656       92,308      201,964       3.60        9.02         4.96
ELMWOOD PARK SHOPPING CENTER (New Jersey)                      199,665    1,434,188    1,633,853       5.03       22.68        15.88
                                                          --------------------------------------------------------------------------

Total: Retail Properties - Redevelopment Properties          $ 692,221  $ 2,115,757  $ 2,807,978     $ 5.38     $ 18.48      $ 11.55
                                                          --------------------------------------------------------------------------


                                                          ==========================================================================

             Total: All Wholly-Owned Retail Properties    $ 27,578,139  $23,997,674  $51,575,813     $ 5.66     $ 10.09       $ 7.11

                                                          ==========================================================================

                                                          --------------------------------------------------------------------


                                                                Gross Leaseable Area                     Occupancy
                                                          --------------------------------------------------------------------
                                                          Anchors      Shops        Total     Anchors      Shops        Total
                                                          --------------------------------------------------------------------

                 Unconsolidated Retail Properties

                        New York Region


New York
CROSSROADS JOINT VENTURE(2)                               138,933       57,116    196,049     100.00%      84.64%       95.53%
CROSSROADS II(2)                                           52,430       62,440    114,870     100.00%      96.83%       98.28%
                                                          --------------------------------------------------------------------
Total: New York                                           191,363      119,556    310,919     100.00%      91.01%       96.54%
                                                          --------------------------------------------------------------------

Total: New York Region                                    191,363      119,556    310,919     100.00%      91.01%       96.54%
                                                          --------------------------------------------------------------------

Total: Unconsolidated Retail Properties                   191,363      119,556    310,919     100.00%      91.01%       96.54%
                                                          ====================================================================

[RESTUB]

                                                          -------------------------------------------------------------------------

                                                                                                         Annualized Base Rent
                                                                    Annualized Base Rent               per Occupied Square Foot
                                                          -------------------------------------------------------------------------
                                                             Anchors       Shops       Total        Anchors     Shops        Total
                                                          -------------------------------------------------------------------------

                 Unconsolidated Retail Properties

                        New York Region


New York
CROSSROADS JOINT VENTURE(2)                               $ 1,070,250  $ 1,337,313  $ 2,407,563     $ 7.70     $ 27.66      $ 12.86
CROSSROADS II(2)                                              720,296    1,801,482    2,521,778      13.74       29.80        22.34
                                                          -------------------------------------------------------------------------
Total: New York                                             1,790,546    3,138,795    4,929,341       9.36       28.85        16.42
                                                          -------------------------------------------------------------------------

Total: New York Region                                      1,790,546    3,138,795    4,929,341       9.36       28.85        16.42
                                                          -------------------------------------------------------------------------

Total: Unconsolidated Retail Properties                   $ 1,790,546  $ 3,138,795  $ 4,929,341     $ 9.36     $ 28.85      $ 16.42
                                                          =========================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.


(1) The Company currently has 4 redevelopment projects as further described on page 41
(2) Anchor GLA includes a 157,616 square foot Target which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

                                                                          [LOGO]
                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001

             Top 25 Retail Tenants - Ranked by Annualized Base Rent (excludes Unconsolidated Partnerships) Percentage of Total

                                                                                                         Percentage of Total
                                                                                                    Represented by Retail Tenant
                                         Number of                                               -----------------------------------
                    Retail               Stores in             Total          Annualized Base         Total          Annualized Base
Ranking             Tenant               Portfolio              GLA               Rent(1)         Portfolio GLA(2)       Rent(2)
-------             ------               ---------              ---           ---------------     ---------------    ---------------

   1        Kmart                                9             924,282         $ 3,431,692              11.1%                6.7%
   2        Ames(3)                             11             815,171           2,479,383               9.8%                4.8%
   3        Price Chopper(4)                     6             267,197           1,596,727               3.2%                3.1%
   4        T.J. Maxx                            7             209,737           1,562,365               2.5%                3.0%
   5        Eckerd Drug(5)                      14             169,563           1,354,990               2.0%                2.6%
   6        Shaw's                               3             134,217           1,141,084               1.6%                2.2%
   7        Walmart                              2             232,540           1,116,575               2.8%                2.2%
   8        Acme (Albertson's)(6)                3             109,064           1,004,080               1.3%                1.9%
   9        Fashion Bug(7)                      11             120,294             876,391               1.4%                1.7%
  10        Pathmark                             1              63,000             837,270               0.8%                1.6%
  11        Redner's Supermarket                 2             111,739             837,112               1.3%                1.6%
  12        Restoration Hardware                 1              12,293             830,000               0.1%                1.6%
  13        PharMor                              2              90,471             820,346               1.1%                1.6%
  14        A&P (Waldbaum's)                     1              64,665             730,000               0.8%                1.4%
  15        Sears                                2             159,640             703,230               1.9%                1.4%
  16        Blockbuster Video                    5              28,266             683,957               0.3%                1.3%
  17        Penn Traffic                         2              85,896             635,811               1.0%                1.2%
  18        Stern's (Federated)(8)               1              73,349             610,745               0.9%                1.2%
  19        CVS                                  6              62,610             625,855               0.8%                1.2%
  20        Clearview Cinemas(9)                 1              25,400             596,250               0.3%                1.2%
  21        Kay Bee Toys                         5              41,025             559,050               0.5%                1.1%
  22        JC Penney                            2              72,580             546,747               0.9%                1.1%
  23        Payless Shoe Source                 12              41,209             514,970               0.5%                1.0%
  24        Office Depot                         3              83,821             499,817               1.0%                1.0%
  25        Circuit City                         1              33,294             449,469                0.4%                0.9%
                                              ----          ----------        ------------              -----               -----

                              Total            113           4,031,323        $ 25,043,916               48.4%               48.6%
                                              ====          ==========        ============              =====               =====


(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after March 31, 2000

(2) Represents total GLA and annualized base rent for the Company's retail properties excluding mixed-use and joint venture properties

(3) The tenant is currently not operating the store at the Valmont Plaza. They are obligated, and continue, to pay annual minimum rent of $220,000 until the lease expires in January 31, 2007

(4) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004

(5) Subsidiary of JC Penney. The store at the Route 6 Mall has ceased operating but continues to pay annual rent of $106,560 through January 31, 2011 pursuant to the lease

(6) The tenant is currently not operating the store at the Mountainville Shopping Center. They are obligated, and continue, to pay annual minimum rent of $85,416 until the lease expires in June 30, 2004

(7) This tenant pays percentage rent only (no minimum rent) at 8 of these locations. Included in the above rent is $659,763 of percentage rent paid for calander 2000

(8)  The Company has been notified that this store will be converted to a Macy's

(9)  Subsidiary of Cablevision

                                                                          [LOGO]
                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2001


                              Anchor Tenant Summary


------------------------------------------------------------------------------------------------------------------------------------
            Property/Tenant Name                         Square           Lease          Annual       Annual         Options/
              (Type of Center)                           Footage        Expiration        Rent       Rent PSF     Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR
TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

New England

     Connecticut
         TOWN LINE PLAZA, ROCKY HILL
               WAL-MART(1)                               97,300                -      $        -      $     -
               A&P SUPERFRESH                            64,665              3/8/17      730,000        11.29 (7) 5 YEAR (6 MONTHS)
                                                        -------                       -----------------------
               Total: TOWN LINE PLAZA                   161,965                          730,000        11.29
                                                        -------                       -----------------------

         239 GREENWICH AVE., GREENWICH
               CHICO'S FASHION                            4,541             1/31/10   $  295,165      $ 65.00 (2) 5 YEARS
               RESTORATION HARDWARE INC.                 12,293             4/30/15      830,000        67.52 (2) 5 YEARS (6 MONTHS)
                                                        -------                       -----------------------
               Total: 239 GREENWICH AVE.                 16,834                        1,125,165        66.84
                                                        -------                       -----------------------

     Massachusetts
         METHUEN SHOPPING CENTER, METHUEN(2)
               DEMOULAS SUPER MARKETS                    30,460             1/31/05      109,656         3.60 (2) 5 YEAR
                                                        -------                       -----------------------
               Total: METHUEN SHOPPING CENTER            30,460                          109,656         3.60
                                                        -------                       -----------------------

         CRESCENT PLAZA, BROCKTON
               HOME DEPOT                               104,640            10/31/08      295,425         2.82 (1) 8 YR & (2) 5 YEAR
               SHAWS SUPERMARKETS                        50,225            12/31/12      516,960        10.29 (6) 5 YEAR (6 MONTHS)
                                                        -------                       -----------------------
               Total: CRESCENT PLAZA                    154,865                          812,385         5.25
                                                        -------                       -----------------------

     Rhode Island
         WALNUT HILL PLAZA, WOONSOCKET
               SEARS                                     60,700             8/31/03      258,000         4.25 (6) 5 YEAR (12 MONTHS)
               SHAWS SUPERMARKETS                        52,392            12/31/13      497,724         9.50 (6) 5 YEAR (9 MONTHS)
                                                        -------                       -----------------------
               Total: WALNUT HILL PLAZA                 113,092                          755,724         6.68
                                                        -------                       -----------------------

     Vermont
         THE GATEWAY SHOPPING CENTER, BURLINGTON
               SHAWS SUPERMARKETS                        31,600             6/30/05      126,400         4.00 (1) 5 YEAR (12 MONTHS)
                                                        -------                       -----------------------
               Total: THE GATEWAY SHOPPING CENTER        31,600                          126,400         4.00
                                                        -------                       -----------------------

Total: New England                                      508,816                        3,659,330         8.89
                                                        -------                       -----------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.
(2) This is a redevelopment property.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                    [LOGO]        NYSE
               MARCH 31, 2001                                          ----
                                                                       AKR
           Anchor Tenant Summary
           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Property/Tenant Name                                    Square        Lease        Annual       Annual
   (Type of Center)                                    Footage      Expiration      Rent       Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
        THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------
New York Region
---------------
   New Jersey
   ----------
      ELMWOOD PARK SHOPPING CENTER, ELMWOOD PARK (1)
            GRAND UNION (2)                               27,918       4/30/01     120,000         4.30  -
            VALLEY NATIONAL BANK                          11,750       5/31/05      79,665         6.78 (1) 10 YEAR (10 MONTHS)
                                                      -----------              -------------------------
            Total: ELMWOOD PARK SHOPPING CENTER           39,668                   199,665         5.03
                                                      -----------              -------------------------
      MARKETPLACE OF ABSECON, ABSECON
            ECKERD DRUG                                   13,207       9/20/20     329,310        24.93 (4) 5 YEAR (6 MONTHS)
            ACME MARKETS                                  44,824       4/30/15     598,264        13.35 (8) 5 YEAR (12 MONTHS)
                                                      -----------              -------------------------
            Total: MARKETPLACE OF ABSECON                 58,031                   927,574        15.98
                                                      -----------              -------------------------
      BERLIN SHOPPING CENTER, BERLIN
            ACME MARKETS                                  32,040       4/30/05     320,400        10.00 (2) 5 YEAR (6 MONTHS)
            KMART                                         95,810      11/30/04     299,000         3.12 (4) 5 YEAR (6 MONTHS)
                                                      -----------              -------------------------
            Total: BERLIN SHOPPING CENTER                127,850                   619,400         4.84
                                                      -----------              -------------------------
      LEDGEWOOD MALL, LEDGEWOOD (Enclosed Mall)
            CIRCUIT CITY                                  33,294       1/31/20     449,469        13.50 (4) 5 YEAR (6 MONTHS)
            MARSHALL'S                                    27,228       1/31/02     313,122        11.50
            PHARMHOUSE                                    47,271       5/31/09     496,346        10.50 (2) 5 YEAR
            THE SPORTS AUTHORITY                          52,205       5/31/07     225,000         4.31 (6) 5 YEAR (15 MONTHS)
            STERN'S DEPARTMENT STORES (3)                 61,900       1/31/05     553,500         8.94 (4) 5 YEAR (6 MONTHS)
            WAL-MART                                     120,570       3/31/19     888,601         7.37 (6) 5 YEAR (6 MONTHS)
                                                      -----------              -------------------------
            Total: LEDGEWOOD MALL                        342,468                 2,926,038         8.54
                                                      -----------              -------------------------
      MANAHAWKIN VILLAGE, MANAHAWKIN
            KMART                                        112,434       1/31/19     843,255         7.50 (8) 5 YEAR (12 MONTHS)
            HOYTS                                         31,619      11/30/18     363,618        11.50 (4) 5 YEAR (6 MONTHS)
                                                      -----------              -------------------------
            Total: MANAHAWKIN VILLAGE SHOPPING CENTER    144,053                 1,206,873         8.38
                                                      -----------              -------------------------
   New York
   --------
      SOUNDVIEW MARKETPLACE, PORT WASHINGTON
            KING KULLEN                                    41,400      9/26/07     414,000        10.00 (3) 5 YEAR (11 MONTHS)
            CLEARVIEW CINEMA                               25,400      5/31/10     596,250        23.47 (4) 5 YEAR (12 MONTHS)
                                                      ------------             -------------------------
            Total: SOUNDVIEW MARKETPLACE                   66,800                1,010,250        15.12
                                                      ------------             -------------------------
      SMITHTOWN SHOPPING CENTER, SMITHTOWN
            DAFFY'S                                        16,125      5/30/08     262,031        16.25 (4) 5 YEAR (12 MONTHS)
            WALGREENS                                       9,067     12/31/21     145,024        15.99  -
                                                      ------------             -------------------------
            Total: SMITHTOWN SHOPPING CENTER               25,192                  407,055        16.16
                                                      ------------             -------------------------
      THE BRANCH SHOPPING CENTER, SMITHTOWN
            PATHMARK                                       63,000     11/30/13     837,270        13.29 (1) 10 YEAR & (1) 5 YEAR
            PERGAMENT HOME CENTERS (4)                     20,670     10/31/04     272,844        13.20 (3) 5 YEAR (12 MONTHS)
                                                      ------------             -------------------------
            Total: RD BRANCH ASSOCIATES L.P.               83,670                1,110,114        13.27
                                                      ------------             -------------------------
      NEW LOUDON CENTER, LATHAM
            AMES                                           76,641      2/28/20     268,244         3.50 (3) 5 YEAR (12 MONTHS)
            MARSHALLS                                      26,015      1/31/04     104,060         4.00 (1) 5 YEAR (12 MONTHS)
            PRICE CHOPPER                                  76,060      5/31/15     760,577        10.00 (4) 5 YEAR (12 MONTHS)
                                                      ------------             -------------------------
            Total: NEW LOUDEN CENTER                      178,716                1,132,881         6.34
                                                      ------------             -------------------------
      TROY PLAZA, TROY
            AMES                                           71,665      5/31/06     140,000         1.95 (1) 5 YEAR (6 MONTHS)
            PRICE CHOPPER                                  29,044      9/30/04      56,000         1.93 (2) 5 YEAR
                                                      ------------             -------------------------
            Total: TROY PLAZA                             100,709                  196,000         1.95
                                                      ------------             -------------------------
      PACESETTER PARK SHOPPING CENTER, POMONA
            STOP & SHOP (Ahold subsidiary)                 52,052      8/31/20     299,909         5.76 (2) 10 YEAR
                                                      ------------             -------------------------
            Total: PACESETTER PARK SHOPPING CENTER         52,052                  299,909         5.76
                                                      ------------             -------------------------
Total: New York Region                                  1,219,209               10,035,759         8.23
                                                      ------------             -------------------------

(1)  This property is currently undergoing redevelopment.
(2) Grand Union filed Chapter 11 on October 2, 2000. This lease is scheduled to expire April 30, 2001. The Company is constructing a 48,000 sf free-standing supermarket to replace the in-line Grand Union store.
(3) The tenant has additional expansion space bringing the total space to 74,815 s.f. with rents of $618,075. This store will be converted to a Macy's store.
(4)  This tenant has filed for Bankruptcy and is in the process of liquidating.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                     [LOGO]            NYSE
               MARCH 31, 2001                                               ----
                                                                             AKR
           Anchor Tenant Summary
           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Property/Tenant Name                                    Square        Lease        Annual         Annual
   (Type of Center)                                    Footage      Expiration      Rent         Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
        THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic
------------

   Pennsylvania
   ------------
      ABINGTON TOWNE CENTER, ABINGTON (1)
            T.J. MAXX (1)                                  27,000      1/31/04     256,500         9.50
            TARGET (1)                                    157,616            -           -            -
                                                      ------------             ---------------------------
            Total: ABINGTON TOWNE CENTER                  184,616                  256,500         9.50
                                                      ------------             ---------------------------

      AMES PLAZA, SHAMOKIN
            AMES                                           59,116      1/31/03      84,006         1.42 (2) 5 YEAR (6 MONTHS)
            BUY-RITE LIQUIDATORS                           29,238      8/30/10     105,257         3.60 (1) 5 YEAR (9 MONTHS)
                                                      ------------             ---------------------------
            Total: AMES PLAZA                              88,354                  189,263         2.14
                                                      ------------             ---------------------------

      BIRNEY PLAZA, MOOSIC
            BIG LOTS                                       30,537      1/31/03     106,880         3.50 (1) 5 YEAR (6 MONTHS)
            KMART                                         104,956     10/31/04     204,664         1.95 (9) 5 YEAR (6 MONTHS)
                                                      ------------             ---------------------------
            Total: BIRNEY PLAZA                           135,493                  311,544         2.30
                                                      ------------             ---------------------------

      BLACKMAN PLAZA, WILKES-BARRE
            KMART                                         104,956     10/31/04     204,664         1.95 (9) 5 YEAR (12 MONTHS)
                                                      ------------             ---------------------------
            Total: BLACKMAN PLAZA                         104,956                  204,664         1.95
                                                      ------------             ---------------------------

      BRADFORD TOWNE CENTRE, TOWANDA
            KMART                                          94,841      3/31/19     474,205         5.00 (10) 5 YEAR (6 MONTHS)
            PENN TRAFFIC                                   51,658      9/30/14     413,264         8.00 (2) 5 YEAR (6 MONTHS)
                                                      ------------             ---------------------------
            Total: BRADFORD TOWNE CENTRE                  146,499                  887,469         6.06
                                                      ------------             ---------------------------

      CIRCLE PLAZA, SHAMOKIN DAM
            KMART                                          92,171      11/7/04     252,289         2.74 (9) 5 YEAR (12 MONTHS)
                                                      ------------             ---------------------------
            Total: CIRCLE PLAZA                            92,171                  252,289         2.74
                                                      ------------             ---------------------------

      DUNMORE PLAZA, DUNMORE
            ECKERD DRUGS                                   13,205     11/30/04      89,134         6.75 (3) 5 YEAR (6 MONTHS)
            PRICE CHOPPER (2)                              26,475     11/30/05           -            - (3) 5 YEAR (6 MONTHS)
                                                      ------------             ---------------------------
            Total: DUNMORE PLAZA                           39,680                   89,134         2.25
                                                      ------------             ---------------------------

      EAST END CENTER, WILKES-BARRE
            AMES                                           83,000      1/31/07     436,000         5.25 (6) 5 YEAR (6 MONTHS)
            PHAR-MOR                                       43,200      3/31/03     324,000         7.50 (3) 5 YEAR (6 MONTHS)
            PRICE CHOPPER                                  50,000      4/30/08     357,500         7.15 (4) 5 YEAR (6 MONTHS)
                                                      ------------             ---------------------------
            Total: EAST END CENTER                        176,200                1,117,500         6.34
                                                      ------------             ---------------------------

(1) In connection with the redevelopment of the Abington Towne Center, the Company has sold 157,616 square feet of the main building to Target which will operate a Target store at this location. The Company has retained and is redeveloping the remaining 58,610 square feet of the center.
(2)  Acadia owns only the land and not the building for this tenant.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                       [LOGO]          NYSE
               MARCH 31, 2001                                               ----
                                                                            AKR
           Anchor Tenant Summary
           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Property/Tenant Name                                    Square        Lease        Annual         Annual
   (Type of Center)                                    Footage      Expiration      Rent         Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
        THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned

Mid-Atlantic (continued)

   Pennsylvania
   ------------
   GREENRIDGE PLAZA, SCRANTON (1)
         GIANT FOOD STORES                                  62,090     4/30/21     279,405         4.50 (6) 5 YEAR (AUTO)
         AMES                                               83,330     1/31/07     380,000         4.56 (6) 5 YEAR (6 MONTHS)
                                                      -------------            ---------------------------
         Total: GREENRIDGE PLAZA                           145,420                 659,405         4.53
                                                      -------------            ---------------------------

   KINGSTON PLAZA, KINGSTON
         DOLLAR GENERAL                                      6,500     6/30/04      35,750         5.50 (1) 3 YEAR (6 MONTHS)
         PRICE CHOPPER                                      45,000    12/31/06     245,000         5.44 (4) 5 YEAR (6 MONTHS)
                                                      -------------            ---------------------------
         Total: KINGSTON PLAZA                              51,500                 280,750         5.45
                                                      -------------            ---------------------------

   LUZERNE STREET SHOPPING CENTER. SCRANTON
         ECKERD DRUGS                                       14,000     4/30/04      94,500         6.75 (3) 5 YEAR (6 MONTHS)
         PRICE CHOPPER (2)                                  40,618     4/30/04     177,650         4.37 (4) 5 YEAR (12 MONTHS)
                                                      -------------            ---------------------------
         Total: LUZERNE STREET SHOPPING CENTER              54,618                 272,150         4.98
                                                      -------------             --------------------------

   MARK PLAZA, EDWARDSVILLE
         KMART                                             104,956    10/31/04     204,664         1.95 (10) 5 YEAR (12 MONTHS)
         REDNER'S MARKET                                    52,639     5/31/18     421,112         8.00 (2) 5 YEAR (6 MONTHS)
                                                      -------------            ---------------------------
         Total: MARK PLAZA                                 157,595                 625,776         3.97
                                                      -------------            ---------------------------

   MONROE PLAZA, STROUDSBURG
         AMES                                               61,489     1/29/09      94,434         1.54 (3) 5 YEAR
         ECKERD DRUGS                                       13,716    10/31/02      48,006         3.50 (2) 5 YEAR (6 MONTHS)
         SHOP-RITE                                          52,924    10/31/05     281,278         5.31 (3) 5 & (1) 3 YEAR
                                                      -------------            ---------------------------
         Total: MONROE PLAZA                               128,129                 423,718         3.31
                                                      -------------            ---------------------------

   MOUNTAINVILLE SHOPPING CENTER, ALLENTOWN
         ACME MARKETS (2)                                   32,200     6/30/04      85,416         2.65 Not Operating-Closed 2/24/00
         ECKERD DRUGS                                       15,808     4/30/04      60,000         3.80 (3) 5 YEAR (6 MONTHS)
         KLING'S HANDYMAN                                   20,000     1/31/02      80,000         4.00 (1) 5 YEAR (6 MONTHS)
                                                      -------------            ---------------------------
         Total: MOUNTAINVILLE SHOPPING CENTER               68,008                 225,416         3.31
                                                      -------------            ---------------------------

   PITTSTON PLAZA, PITTSTON
         ECKERD DRUGS                                        8,468     6/30/06      76,212         9.00 (2) 5 YEAR (6 MONTHS)
         REDNER'S MARKETS                                   59,100    12/31/18     416,000         7.04 (2) 5 YEAR
                                                      -------------            ---------------------------
         Total: PITTSTON PLAZA                              67,568                 492,212         7.28
                                                      -------------            ---------------------------

(1) The Company has signed a lease with Giant (Ahold subsidiary) for 61,406 square feet which is not reflected above as the tenant has not yet opened for business.
(2) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                       [LOGO]          NYSE
               MARCH 31, 2001                                               ----
                                                                            AKR
           Anchor Tenant Summary
           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Property/Tenant Name                                    Square        Lease        Annual         Annual
   (Type of Center)                                    Footage      Expiration      Rent         Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
        THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned

Mid-Atlantic (continued)

   Pennsylvania
      PLAZA 15, LEWISBURG
            AMES                                            53,000     4/30/06     121,900         2.30 (3) 5 YEAR (6 MONTHS)
            WEIS MARKETS                                    28,800    12/31/01      95,088         3.30 (4) 5 YEAR (3 MONTHS)
                                                      -------------            ---------------------------
            Total: PLAZA 15                                 81,800                 216,988         2.65
                                                      -------------            ---------------------------

      PLAZA 422, LEBANON
            PLAYTIME INC,
            (Sub-leased from Giant Food Stores)             40,783     9/23/04     132,030         3.24 (5) 5 YEAR
            AMES                                            83,330    10/31/06     130,000         1.56 (3) 5 YEAR (6 MONTHS)
                                                      -------------            ---------------------------
            Total: PLAZA 422                               124,113                 262,030         2.11
                                                      -------------            ---------------------------

      ROUTE 6 MALL, HONESDALE
            KMART                                          119,658     4/30/20     687,951         5.75 (10) 5 YEAR (AUTOMATIC)
                                                      -------------            ---------------------------
            Total: ROUTE 6 MALL                            119,658                 687,951         5.75
                                                      -------------            ---------------------------

      SHILLINGTON PLAZA, READING
            KMART                                           94,500     7/31/04     261,000         2.76 (9) 5 YEAR (12 MONTHS)
            WEIS MARKETS                                    40,107     8/31/01     106,720         2.66 (3) 5 YEAR (12 MONTHS)
                                                      -------------            ---------------------------
            Total: SHILLINGTON PLAZA                       134,607                 367,720         2.73
                                                      -------------            ---------------------------

      TIOGA WEST,TUNKHANNOCK
            AMES                                            53,000     5/31/05     111,300         2.10 (2) 5 YEAR (6 MONTHS)
            ECKERD DRUGS                                    12,600     3/31/05      40,000         3.17 (2) 5 YEAR (6 MONTHS)
            FASHION BUG (Pays percentage rent only)         13,500    11/30/09           -            - (3) 5 YEAR (6 MONTHS)
            PENN TRAFFIC                                    34,238     9/30/14     222,547         6.50 (2) 5 YEAR
                                                      -------------            ---------------------------
            Total: TIOGA WEST                              113,338                 373,847         3.30
                                                      -------------            ---------------------------

      25TH STREET SHOPPING CENTER, EASTON
            CVS                                             13,400    12/31/05     147,400        11.00 (1) 5 YEAR (6 MONTHS)
            PETCO                                           15,400     1/31/09     127,050         8.25 (2) 5 YEAR
                                                      -------------            ---------------------------
            Total: 25TH STREET SHOPPING CENTER              28,800                 274,450         9.53
                                                      -------------            ---------------------------

      UNION PLAZA, NEW CASTLE
            AMES                                            94,000     1/31/17     493,500         5.25 (2) 5 YEAR
            PEEBLES (pays percentage rent only)             25,052     1/31/18           -            - (3) 3 YEAR (AUTOMATIC)
            SEARS                                           98,940    10/25/11     445,230         4.50 (4) 5 YEAR
                                                      -------------            ---------------------------
            Total: UNION PLAZA                             217,992                 938,730         4.31
                                                      -------------            ---------------------------

      VALMONT PLAZA, WEST HAZELTON
            AMES (1)                                        96,600     1/31/07     220,000         2.28 (3) 5 YEAR (6 MONTHS)
                                                      -------------            ---------------------------
               Total: VALMONT PLAZA                         96,600                 220,000         2.28
                                                      -------------            ---------------------------

   Virginia
   --------
      KINGS FAIRGROUNDS, DANVILLE
            CVS                                             12,160     2/28/02      29,184         2.40 (2) 5 YEAR
            SCHEWEL FURNITURE                               60,200     1/31/06     180,600         3.00 (1) 5 YEAR (3 MONTHS)
            TRACTOR SUPPLY CO.                              30,975    11/30/08     123,900         4.00 (3) 5 YEAR (6 MONTHS)
                                                      -------------            ---------------------------
            Total: KINGS FAIRGROUNDS                       103,335                 333,684         3.23
                                                      -------------            ---------------------------

   Total : Mid-Atlantic                                  2,661,050               9,963,190         3.98
                                                      -------------            ---------------------------


(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

    QUARTERLY SUPPLEMENTAL DISCLOSURE                  [LOGO]               NYSE
               MARCH 31, 2001                                               ----
                                                                            AKR
           Anchor Tenant Summary
           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Property/Tenant Name                                    Square        Lease        Annual         Annual
   (Type of Center)                                    Footage      Expiration      Rent         Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
         THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties - Wholly Owned
---------------------------------------

Southeast
---------

   Alabama
   -------
      MIDWAY PLAZA, OPELIKA
            BEALL'S OUTLET                                  30,000     4/30/04      33,000         1.10  -
            OFFICE DEPOT                                    28,787    10/31/07      69,380         2.41 (3) 5 YEAR (AUTOMATIC)
                                                      -------------            ---------------------------
            Total: MIDWAY PLAZA                             58,787                 102,380         1.74
                                                      -------------            ---------------------------

      NORTHSIDE MALL, DOTHAN
            WAL*MART                                       111,970     1/31/04     227,974         2.04 (6) 5 YEAR (6 MONTHS)
                                                      -------------            ---------------------------
            Total: NORTHSIDE MALL                          111,970                 227,974         2.04
                                                      -------------            ---------------------------

   Florida
   -------
      NEW SMYRNA BEACH SHOPPING CNTR, NEW SMYRNA BEACH
            HARDBODIES FAMILY FITNESS                       11,200     8/31/08      52,080         4.65  -
            THEATRE MANAGEMENT INC. (1)                     24,780    11/30/05     223,020         9.00 (4) 5 YEAR (6 MONTHS)
                                                      -------------           ----------------------------
            Total: NEW SMYRNA BEACH SHOPPING CNTR           35,980                 275,100         7.65
                                                      -------------           ----------------------------

   Georgia
   -------
      CLOUD SPRINGS PLAZA, FORT OGLETHORPE
            BIG LOTS                                        30,000    10/31/05     108,000         3.60 -
            FOOD LION                                       29,000     1/31/11     181,250         6.25 (4) 5 YEAR
            W.S. BADCOCK                                    15,260     9/28/05      51,121         3.35 (1) 5 YEAR (6 MONTHS)
                                                      -------------           ----------------------------
            Total: CLOUD SPRINGS PLAZA                      74,260                 340,371         4.58
                                                      -------------           ----------------------------

   South Carolina
   --------------
      MARTINTOWN PLAZA, NORTH AUGUSTA
            BELK'S                                          44,000     1/31/04     154,000         3.50 (4) 5 YEAR (6 MONTHS)
            OFFICE DEPOT                                    29,996     6/30/08     142,500         4.75 (2) 5 YEAR (12 MONTHS)
                                                      -------------           ----------------------------
            Total: MARTINTOWN PLAZA                         73,996                 296,500         4.01
                                                      -------------           ----------------------------

      WESMARK PLAZA, SUMTER
            GOODY'S                                         24,960     5/31/05     162,240         6.50 (2) 5 YEAR (6 MONTHS)
            SIMPSON'S PLAZA HARDWARE                        30,000     7/31/01      54,000         1.80  -
            STAPLES                                         21,840     9/30/05     114,660         5.25 (3) 5 YEAR (6 MONTHS)
            THEATRE MANAGEMENT INC.                         30,155     5/31/09     271,395         9.00 (2) 5 YEAR (6 MONTHS)
                                                      -------------           ----------------------------
            Total: WESMARK PLAZA                           106,955                 602,295         5.63
                                                      -------------           ----------------------------

   Total : Southeast                                       461,948               1,844,620         3.99
                                                      -------------           ----------------------------


(1) The tenant has expanded bringing the total space to 35,280 s.f. with rents of $349,020.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE          [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                             Anchor Tenant Summary

            Property/Tenant Name                    Square      Lease          Annual       Annual
              (Type of Center)                     Footage    Expiration        Rent       Rent PSF    Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned

Midwest

  Illinois
    HOBSON WEST PLAZA, NAPERVILLE
       EAGLE FOOD CENTERS                            42,037    11/30/07          170,000      4.04    (5) 5 YEAR (6 MONTHS)
                                                  ---------                 ----------------------
       Total: HOBSON WEST PLAZA,                     42,037                      170,000      4.04
                                                  ---------                 ----------------------

  Indiana
    MERRILLVILLE PLAZA, MERILLVILLE
       JC PENNEY                                     50,000     1/31/08          450,000      9.00    (2) 5 YEAR (12 MONTHS)
       OFFICEMAX                                     26,157     7/31/08          202,717      7.75    (4) 5 YEAR (6 MONTHS)
       TJ MAXX                                       25,200     1/31/04          182,700      7.25    (2) 5 YEAR (6 MONTHS)
                                                  ---------                 ----------------------
       Total: MERRILLVILLE PLAZA                    101,357                      835,417      8.24
                                                  ---------                 ----------------------

  Michigan
    BLOOMFIELD TOWN SQUARE, BLOOMFIELD HILLS
       HOME GOODS                                    39,646     5/31/10          307,257      7.75    (3) 5 YEAR
       TJ MAXX                                       36,000     3/31/03          234,000      6.50    (2) 5 YEAR (6 MONTHS)
                                                  ---------                 ----------------------
       Total: BLOOMFIELD TOWN SQUARE                 75,646                      541,257      7.16
                                                  ---------                 ----------------------

  Ohio
    MAD RIVER STATION - RETAIL, DAYTON
       BABIES 'R' US                                 33,147     2/28/05          243,630      7.35    (3) 5 YEAR
       OFFICE DEPOT                                  25,038     8/31/05          284,936     11.38    (1) 5 YEAR (6 MONTH)
                                                  ---------                 ----------------------
       Total: MAD RIVER STATION - RETAIL SPACE       58,185                      528,566      9.08
                                                  ---------                 ----------------------

  Total: Midwest                                    277,225                    2,075,240      7.49
                                                  ---------                 ----------------------
Total: Retail Anchor Properties - Wholly Owned    5,128,248                 $ 27,578,139    $ 5.66
                                                  =========                 ======================


Unconsolidated Retail Properties

New York Region

  New York
   CROSSROADS SHOPPING CENTER,WHITEPLAINS
       K-MART                                       100,725     1/31/12     $    566,250    $ 5.62    (5) 5 YEAR (9 MONTHS)
       WALDBAUMS                                     38,208    12/31/07          504,000     13.19    (5) 5 YEAR (9 MONTHS)
       B. DALTON                                     12,430     5/28/12          321,813     25.89    (2) 5 YEAR (18 MONTHS)
       MODELL'S                                      15,000     1/11/02          204,733     13.65     -
       PERGAMENTS(1)                                 25,000     2/28/09          193,750      7.75    (2) 5 YEAR (12 MONTHS)
                                                  ---------                 ----------------------
       Total: CROSSROADS SHOPPING CENTER            191,363                    1,790,546      9.36
                                                  ---------                 ----------------------
  Total: New York Region                            191,363                    1,790,546      9.36
                                                  ---------                 ----------------------
Total: Unconsolidated Retail Properties             191,363                 $  1,790,546    $ 9.36
                                                  =========                 ======================

(1) This tenant has filed for Bankruptcy and is in the process of liquidating. Subsequent to March 31, 2001, Modell's acquired this lease in connection with Pergaments' bankruptcy proceedings.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                                Lease Expirations

                             -------------------------------------------------------------------------------
                                        Gross Leased Area                       Annualized Base Rent
                                        -----------------                       --------------------
                               Number of                 Percent                       Percent    Average
                                Leases        Square       of                            of         per
                               Expiring      Footage      Total            Amount       Total     Sq. Ft.
                             -------------------------------------------------------------------------------
Retail Properties
  Anchor Tenant Expirations
            2001                    4         126,825      2.60%        $   375,808      1.36%      2.96
            2002                    4          73,104      1.50%            470,312      1.71%      6.43
            2003                    5         229,553      4.71%          1,006,886      3.65%      4.39
            2004                   21       1,074,362     22.05%          3,384,839     12.27%      3.15
            2005                   17         501,174     10.28%          2,960,207     10.73%      5.91
            2006                    6         321,663      6.60%            893,712      3.24%      2.78
            2007                    7         427,359      8.77%          1,914,380      6.94%      4.48
            2008                    8         319,093      6.55%          1,886,153      6.84%      5.91
            2009                    5         167,815      3.44%            989,225      3.59%      5.89
            2010                    4          98,825      2.03%          1,303,928      4.73%     13.19
            2011                    2         127,940      2.63%            626,480      2.27%      4.90
            2012                    1          50,225      1.03%            516,960      1.87%     10.29
            2013                    2         115,392      2.37%          1,334,994      4.84%     11.57
            2014                    3          98,189      2.01%          1,465,811      5.32%     14.93
            2015                    2         120,884      2.48%          1,358,841      4.93%     11.24
            2017                    2         158,665      3.26%          1,223,500      4.44%      7.71
            2018                    4         168,410      3.46%          1,200,731      4.35%      7.13
            2019                    3         327,845      6.73%          2,206,061      8.00%      6.73
            2020                    5         294,852      6.05%          2,034,881      7.38%      6.90
            2021                    2          71,157      1.45%            424,430      1.54%      5.96
                                  ------------------------------        --------------------------------
  Total Occupied                  107       4,873,332    100.00%        $27,578,139    100.00%    $ 5.66

 ---------------------------------------------
  Anchor GLA Owned by Tenants         254,916
  Total Vacant                        287,832
                                    ---------
  Total Square Feet                 5,416,080
                                    =========
 ---------------------------------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                                Lease Expirations

                             -------------------------------------------------------------------------------
                                        Gross Leased Area                       Annualized Base Rent
                                        -----------------                       --------------------
                               Number of                 Percent                       Percent    Average
                                Leases        Square       of                            of         per
                               Expiring      Footage      Total            Amount       Total     Sq. Ft.
                             -------------------------------------------------------------------------------
Retail Properties
  Shop Tenant Expirations
       Month to Month              39         192,079      8.08%        $ 1,185,178      4.94%   $  6.17
            2001                   66         249,166     10.48%          2,281,658      9.51%      9.16
            2002                   80         288,300     12.13%          2,890,139     12.04%     10.02
            2003                   87         309,213     13.01%          3,236,290     13.49%     10.47
            2004                   68         306,895     12.91%          3,474,203     14.48%     11.32
            2005                   69         314,659     13.24%          3,309,761     13.79%     10.52
            2006                   36         159,863      6.73%          1,562,829      6.51%      9.78
            2007                   14          96,225      4.05%          1,157,074      4.82%     12.02
            2008                   20         109,635      4.61%          1,317,732      5.49%     12.02
            2009                   20          98,644      4.15%          1,136,613      4.74%     11.52
            2010                   18         155,020      6.52%          1,291,369      5.38%      8.33
            2011                    9          48,342      2.03%            568,198      2.37%     11.75
            2014                    1          21,500      0.90%             82,500      0.34%      3.84
            2015                    1           9,592      0.40%            180,330      0.75%     18.80
            2019                    1          14,887      0.63%            236,800      0.99%     15.91
            2020                    1           3,000      0.13%             87,000      0.36%     29.00
                                  ------------------------------        --------------------------------
  Total Occupied                  530       2,377,020    100.00%        $23,997,674    100.00%   $ 10.09

 ---------------------------------------------
  Total Vacant                        539,554
                                    ---------
  Total Square Feet                 2,916,574
                                    =========
 ---------------------------------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                                Lease Expirations

                             -------------------------------------------------------------------------------
                                        Gross Leased Area                       Annualized Base Rent
                                        -----------------                       --------------------
                               Number of                 Percent                       Percent    Average
                                Leases        Square       of                            of         per
                               Expiring      Footage      Total            Amount       Total     Sq. Ft.
                             -------------------------------------------------------------------------------
Retail Properties
  Total Retail Expirations
       Month to Month              39         192,079     2.65%         $ 1,185,178      2.30%    $ 6.17
            2001                   70         375,991     5.19%           2,657,466      5.15%      7.07
            2002                   84         361,404     4.98%           3,360,451      6.52%      9.30
            2003                   92         538,766     7.43%           4,243,176      8.23%      7.88
            2004                   89       1,381,257    19.05%           6,859,042     13.30%      4.97
            2005                   86         815,833    11.25%           6,269,968     12.16%      7.69
            2006                   42         481,526     6.64%           2,456,541      4.76%      5.10
            2007                   21         523,584     7.22%           3,071,454      5.96%      5.87
            2008                   28         428,728     5.91%           3,203,885      6.21%      7.47
            2009                   25         266,459     3.68%           2,125,838      4.12%      7.98
            2010                   22         253,845     3.50%           2,595,297      5.03%     10.22
            2011                   11         176,282     2.43%           1,194,678      2.32%      6.78
            2012                    1          50,225     0.69%             516,960      1.00%     10.29
            2013                    2         115,392     1.59%           1,334,994      2.59%     11.57
            2014                    4         119,689     1.65%           1,548,311      3.00%     12.94
            2015                    3         130,476     1.80%           1,539,171      2.98%     11.80
            2017                    2         158,665     2.19%           1,223,500      2.37%      7.71
            2018                    4         168,410     2.32%           1,200,731      2.33%      7.13
            2019                    4         342,732     4.73%           2,442,861      4.74%      7.13
            2020                    6         297,852     4.11%           2,121,881      4.11%      7.12
            2021                    2          71,157     0.99%             424,430      0.82%      5.96
                                  ------------------------------        --------------------------------
  Total Occupied                  637       7,250,352   100.00%          51,575,813    100.00%      7.11

 ---------------------------------------------
  Anchor GLA Owned by Tenants         254,916
  Total Vacant                        827,386
                                    ---------
  Total Square Feet                 8,332,654
                                    =========
 ---------------------------------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                                Lease Expirations

                             -------------------------------------------------------------------------------
                                        Gross Leased Area                       Annualized Base Rent
                                        -----------------                       --------------------
                               Number of                 Percent                       Percent    Average
                                Leases        Square       of                            of         per
                               Expiring      Footage      Total            Amount       Total     Sq. Ft.
                             -------------------------------------------------------------------------------
Unconsolidated Property
       Month to Month               1           3,000     1.00%           $   95,700     1.94%     31.90
            2001                    1           1,650     0.55%               50,144     1.02%     30.39
            2002                    7          31,517    10.50%              690,442    14.01%     21.91
            2003                    5          20,241     6.74%              631,675    12.81%     31.21
            2004                    7          30,516    10.17%              802,461    16.28%     26.30
            2005                    5          16,015     5.34%              461,200     9.36%     28.80
            2006                    3           5,260     1.75%              151,628     3.08%     28.83
            2007                    3          42,258    14.08%              642,303    13.03%     15.20
            2008                    3          10,093     3.36%              267,882     5.43%     26.54
            2009                    2          26,462     8.82%              247,844     5.03%      9.37
            2012                    2         113,155    37.69%              888,062    18.01%      7.85
                                  ------------------------------        --------------------------------
  Total Occupied                   39         300,167   100.00%            4,929,341   100.00%     16.42

 ---------------------------------------------

  Total Vacant                         10,752
                                      -------
  Total Square Feet                   310,919
                                      =======
 ---------------------------------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR
                      Residential (Multi-family) Properties

                                                                                            --------------
                                                                                              % Occupied           % Occupied
                Property                        Location        Square Feet      Units      March 31, 2001      December 31, 2000
                --------                        --------        -----------      -----      --------------      -----------------
              MID-ATLANTIC

                Maryland
         Glen Oaks Apartments(1)                Greenbelt         557,772          463           99%                   100%

         Marley Run Apartments(1)               Pasadena          274,200          336           97%                    96%

             North Carolina
           Village Apartments                Winston Salem        578,606          600           79%                    79%

                 MIDWEST

                Missouri
Gate House, Holiday House, Tiger Village,      Columbia           628,891          874           96%                    96%(2)
            Colony Apartments                                   ---------        -----           --                     --


                 Totals                                         2,039,469        2,273           92%                    92%
                                                                =========        =====           ==                     ==
                                                                                            --------------

(1) These properties are held for sale as of March 31, 2001
(2) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                        QUARTERLY SUPPLEMENTAL DISCLOSURE         [LOGO]    NYSE
                                 MARCH 31, 2001                             ----
                                                                             AKR

                         Properties Under Redevelopment

As previously discussed during 2000, Acadia has four properties currently under redevelopment. The Company has completed the first phase of redevelopment of the Abington Towne Center in the Philadelphia suburb of Abington, PA. During the fourth quarter 2000, Acadia completed the sale of the top two floors and a portion of the first floor of the main building to Target Corp. for $11.5 million, securing a new anchor for the property. T.J. Maxx, which occupies 27,000 square feet, also opened in November 2000. The Center, which was previously an enclosed multi-level mall, consists of a 206,000 square foot, three story main building (of which 160,000 is owned by Target) and 14,000 square feet of store space in outparcel buildings. The new Target store is expected to open prior to the end of 2001. Costs incurred through first quarter 2001 totaled $2.7 million (net of a $900,000 reimbursement received from Target during 2001) with approximately $1.0 million of additional costs anticipated through completion.

During 2001, redevelopment activities continued at the Elmwood Park and Methuen Shopping Centers. In Elmwood Park, NJ, Acadia is re-anchoring, renovating and expanding an existing 125,000 square foot center by replacing a 28,000 in-line Grand Union supermarket with a 48,000 square foot freestanding A&P supermarket and expanding an existing Walgreen's drug store. Costs incurred through first quarter 2001 totaled $643,000 with an additional $11.4 million anticipated through completion in 2002. In Methuen, MA, the Company is finalizing negotiations with a national discount department store to replace the previous anchor, Caldor, whose lease the Company purchased in bankruptcy.

In Burlington, VT, the Grand Union lease has been assigned to Shaw's supermarket as a result of Grand Unions bankruptcy proceedings. Although Acadia is pleased with the excellent credit represented by Shaw's and their reputation as a solid supermarket operator, these events have temporarily delayed the Company's planned redevelopment and de-malling of the Gateway Shopping Center. The redevelopment, as originally planned, included the recapture of an undersized 32,000 square foot Grand Union lease and construction of a new anchor space.


                                     Page 1